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                                                                    EXHIBIT 10.5


                    CHANGE OF CONTROL TERMINATION AGREEMENT

         This Change of Control Termination Agreement (the "Agreement") is entered into on _________________, 1996, between Deposit Guaranty Corp., a Mississippi corporation, with its principal place of business located at 210 East Capitol Street, Jackson, Mississippi 39201, (the "Corporation") and Howard
L. McMillan, Jr. of 1200 Meadowbrook Road, Jackson, Mississippi 39110 ("Employee").

                                  WITNESSETH:

         WHEREAS, the Corporation considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Corporation (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control may exist. This possibility, and the uncertainty and questions that it may raise among key management, may result in the departure or distraction of key management personnel to the detriment of the Corporation and its stockholders; and

         WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key members of the Corporation's management, including Employee, to the assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Corporation; and

         WHEREAS, to induce Employee to remain in the employ of the Corporation, and in consideration of Employee's agreement set forth below, the Corporation agrees that Employee shall receive the severance benefits set forth in this Agreement in the event Employee's employment with the Corporation is terminated subsequent to a "change in control of the Corporation" (as defined in Section 2 below) under the circumstances described below. This Agreement is meant to supersede any other specific written agreements that may have been entered into between Employee and the Corporation concerning the consequences of any termination of Employee's employment.





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         THEREFORE, in consideration of Employee's continued employment and the parties' agreement to be bound by the terms contained in this Agreement, the parties agree as follows:

         1. TERM OF AGREEMENT. This Agreement shall commence on January 1, 1996, and shall continue in effect through December 31, 1996. However, commencing on December 31, 1996, and each December 31 afterwards, the term of this Agreement shall automatically be extended for 1 additional year unless, no later than the preceding November 1, the Corporation shall have given notice that it does not wish to extend this Agreement. If a change in control of the Corporation shall have occurred during the original or any extended term of this Agreement, this Agreement shall continue in effect for a period of 36 months beyond the month in which the change in control occurred. Notwithstanding the foregoing, and provided no change of control shall have occurred, this Agreement shall automatically terminate on the earlier to occur of (i) Employee's termination of employment with the Corporation, or (ii) the Corporation's furnishing Employee with notice of termination, irrespective of the effective date of the termination.

         2. CHANGE IN CONTROL. No benefits shall be payable under this Agreement unless there shall have been a change in control of the Corporation, as set forth below. For purposes of this Agreement, a "change in control of the Corporation" shall mean a change of control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Corporation is in fact required to comply with that regulation, provided that, without limitation, such a change in control shall be deemed to have occurred if (A) any "person" (as that term is used in Section 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities; (B) during any period of





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2 consecutive years (not including any period prior to the execution of this
Agreement), individuals who at the beginning of the period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clauses (A) or (D) of this Section) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority; (C) the Corporation enters into an agreement, the consummation of which would result in the occurrence of a change in control of the Corporation; or (D) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior to it continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after the merger or consolidation, or the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

         3. TERMINATION FOLLOWING CHANGE IN CONTROL. If any of the events described in Section 2 above constituting a change in control of the Corporation shall have occurred, Employee shall be entitled to the benefits provided in Subsection 4(iii) below on the termination of Employee's employment during the 36 months following a Change of Control, unless the termination is
(A) because of Employee's death, Inability to Perform or Retirement, (B) by the Corporation for Cause or (C) by Employee other than for Good Reason.

                 (i) INABILITY TO PERFORM; RETIREMENT. If, as a result of Employee's incapacity due to physical or mental illness, Employee shall have been absent from the full-time performance of his duties with the Corporation for 6 consecutive months, and within 30 days after written notice of termination is given





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Employee has not returned to the full-time performance of Employee's duties,
Employee's employment may be terminated for "inability to perform the essential functions of his employment." Termination by the Corporation or by Employee of Employee's employment based on "Retirement" shall mean termination in accordance with the Corporation's retirement policy, including early retirement, generally applicable to its salaried employees or in accordance with any retirement arrangement established with Employee's consent.

                 (ii) CAUSE. Termination by the Corporation for "Cause" shall mean termination on (A) the willful and continued failure by Employee to substantially perform Employee's duties with the Corporation (other than any such failure resulting from Employee's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance by Employee of a Notice of Termination for Good Reason as defined in Subsections 3(iv) and 3(iii), respectively) after a written demand for substantial performance is delivered to Employee by the Board, specifically identifying the manner in which the Board believes that Employee has not substantially performed his duties; or (B) willful misconduct by the Employee clearly contrary to the interests of the Corporation. Employee may be terminated for Cause only upon delivery to Employee of a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to Employee and an opportunity for Employee, together with Employee's counsel, to be heard before the Board), finding that in the good faith opinion of the board Employee was guilty of conduct set forth above in either clause (A) or (B) of the first sentence of this Subsection.

                 (iii) GOOD REASON. Employee shall be entitled to terminate his employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without Employee's express written consent, the occurrence after a change in control of the Corporation of any of the following circumstances unless, in the case of paragraphs (A), (E), (F), (G), or (H), the circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination, as defined in Subsections 3(v) and 3(iv), respectively, given in respect to them:





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                          (A)     a material adverse alteration in the nature
         or status of Employee's responsibilities from those in effect immediately prior to the change in control of the Corporation;

                          (B) a reduction by the Corporation in Employee's annual base salary except for across-the-board salary reductions similarly affecting all key employees of the Corporation and all key employees of any person in control of the Corporation;

                          (C) relocation of Employee by Corporation to a location not within twenty-five (25) miles of his present office or job location, except for required travel on the Corporation's business to an extent substantially consistent with his present business travel obligations;

                          (D) the failure by the Corporation, without Employee's consent, to pay any part of Employee's current compensation, or to pay any part of an installment of deferred compensation under any deferred compensation program of the Corporation within 7 days of the date the compensation is due;

                          (E) the failure by the Corporation to continue in effect any bonus to which Employee is entitled, or any compensation plan in which he participates immediately prior to the change in control of the Corporation, including but not limited to the Corporation's Stock Option Plans, Executive Deferred Income Plan, Retirement Income Plan, Retirement Savings Plan, and Flexible Benefit Plan, or any substitute plans adopted prior to the change of control in the Corporation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to the plan, or the failure by the Corporation to continue Employee's participation in it (or in such substitute or alternative plan) on a basis not less favorable, both in terms of the amount of benefits provided and the level of his participation relative to other participants, as existed at the time of the change in control;





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                          (F)     the failure by the Corporation to continue to
         provide Employee with benefits substantially similar to those enjoyed by him under the Corporation's life insurance, medical, health and accident, or disability plans in which he was participating at the time of the change in control of the Corporation;

                          (G) the failure of the Corporation to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 5 of this Agreement; or

                          (H) any purported termination of Employee's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection (iv) below (and, if applicable, the requirements of Subsection (ii) above); for purposes of this Agreement, no such purported termination shall be effective.

          Employee's rights to terminate his employment pursuant to this Subsection shall not be affected by his incapacity due to physical or mental illness. Employee's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason under this Agreement. In the event Employee delivers Notice of Termination based on circumstances set forth in Paragraphs (A), (E), (F), (G), or (H) above, which are fully corrected prior to the Date of Termination set forth in said Notice of Termination, the Notice of Termination shall be deemed withdrawn and of no further force and effect.

                 (iv) NOTICE OF TERMINATION. Any purported termination of Employee's employment by the Corporation or by Employee shall be communicated by written Notice of Termination to the other party to this Agreement in accordance with Section 6 of this Agreement. For purpose of this Agreement, a "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied on, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the employment under the provision so indicated.





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                 (v)      DATE OF TERMINATION, ETC.  "Date of Termination"
shall mean (A) if Employee's employment is terminated for Inability to Perform, 30 days after Notice of Termination is given (provided that he shall not have returned to full-time performance of his duties during such 30-day period), and
(B) if Employee's employment is terminated pursuant to Subsection (ii) or (iii) above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to Subsection (ii) above shall not be less than 30 days, and in the case of a termination pursuant to Subsection (iii) above shall not be less than 15 nor more than 60 days, respectively, from the date the Notice of Termination is given). However, if within 15 days after any Notice of Termination is given, or , if later, prior to the Date of Termination (as determined without regard to this provision), the party receiving the Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order, or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal has expired and no appeal has been perfected). The Date of Termination shall be extended by a notice of dispute only if the notice is given in good faith and the party giving the notice pursues the resolution of the dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Corporation will continue to pay Employee his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue Employee as a participant in all compensation, benefit, and insurance plans in which he was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement except to the extent otherwise provided in subsection 4(iv).

         4. COMPENSATION ON TERMINATION OR DURING DISABILITY. Following a change in control of the Corporation, as defined by Section 2, on termination of Employee's employment or during a





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period of disability he shall be entitled to the following results:

                 (i) During any period that Employee fails to perform his full-time duties with the Corporation as a result of incapacity due to physical or mental illness, he shall continue to receive his base salary at the rate in effect at the commencement of any such period, together with all amounts payable to him under any compensation plan of the Corporation during the period, until this Agreement is terminated pursuant to Section 3(i) above. Thereafter, or in the event Employee's employment shall be terminated by the Corporation or by Employee for Retirement, or by reason of Employee's death, Employee's benefits shall be determined under the Corporation's retirement, insurance, and other compensation programs then in effect in accordance with the terms of those programs.

                 (ii) If Employee's employment shall be terminated by the Corporation for Cause or by Employee other than for Good Reason, Disability, Death, or Retirement, the Corporation shall pay Employee his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts and benefits to which Employee is entitled under any compensation plan of the Corporation at the time the payments are due.

                 (iii) If within thirty-six (36) months following a Change of Control Employee's employment by the Corporation shall be terminated (a) by the Corporation other than for Cause, Retirement or Inability to Perform, or (b) by Employee for Good Reason, then Employee shall be entitled to the benefits provided below:

                          (A) The Corporation shall pay Employee his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts and benefits to which he is entitled under any compensation plan of the Corporation, at the time the payments are due, except as otherwise provided below.

                          (B) The Corporation also shall pay as severance pay to Employee a lump sum severance payment (together with the payments provided in paragraphs C and D, below, the





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         "Severance Payments") equal to three (3) times the Employee's annual base salary in effect immediately prior to the occurrence of the circumstance giving rise to the Notice of Termination, plus three (3) times the Employee's average annual bonus for the last three years.

                          (C) The Corporation also shall pay Employee any deferred compensation, including, but not limited to deferred bonuses, allocated or credited to Employee or Employee's account as of the Date of Termination. Payments made pursuant to the Executives Deferred Income Plan shall be made as provided by said Plan and shall not be deemed to be modified by the terms of this Agreement.

                          (D) Any outstanding options to purchase shares of Common Stock of the Corporation which are held by Employee under the Corporation's Stock Option Plans shall be exercisable in accordance with the terms of the Stock Based Long Term Incentive Plan II.

                          (E) The Corporation shall provide medical insurance benefits to Employee for three (3) years from Date of Termination or until Employee secures employment with another company providing similar welfare benefits. The Corporation will pay for such benefits in the same manner as in existence on the Date of Termination.

                          (F)     The payments provided for in Paragraphs (A),
         (B), and (C) above, shall be made no later than the fifth day following the Date of Termination. However, if the amounts of the payment cannot be finally determined on or before that day, the Corporation shall pay Employee an estimate, as determined in good faith by the Corporation, of the minimum amount of such payments and shall pay the remainder of those payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount can be determined but in no event later than the 30th day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, the excess shall constitute a loan by the Corporation repayable on the 5th day after demand by the Corporation (together with interest at the rate provided in Section 1274(b)(2)(B) of the
         Code).





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                 (iv)     In the event that Employee is a "disqualified
individual" within the meaning of Section 280G of the Code, the parties expressly agree that the payments described in this Section 4 and all other payments to Employee under any other agreements or arrangements with any persons that constitute "parachute payments" within the meaning of Section 280G of the Code are collectively subject to an overall maximum limit. The maximum limit shall be One Dollar ($1.00) less than the aggregate amount that would otherwise cause any such payments to be considered a "parachute payment" within the meaning of Section 280G of the Code, as determined by the Corporation. Accordingly, to the extent that the payments would be considered a "parachute payment" with respect to Employee, then the portions of such payments shall be reduced or eliminated in the following order until the remaining change of control termination payments with respect to Employee is within the maximum described in this Subsection (iv):

                          (A)     First, any cash payment to Employee;

                          (B) Second, any change of control termination payments not described in this Agreement; and

                          (C)     Third, any forgiveness of Employee
         indebtedness to the Corporation.

         Employee expressly and irrevocably waives any and all rights to receive any change in control termination payments that exceed the maximum limit described in this Subsection (iv).

                 (v) Employee shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by Employee as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by Employee to the Corporation, or otherwise except as specifically provided in this Section 4.

                 (vi) In addition to all other amounts payable to Employee under this Section 4, Employee shall be entitled to receive all benefits payable to Employee under the





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Corporation's Retirement Savings Plan, its Retirement Income Plan, the
Executives' Deferred Income Plan and any other plan or agreement relating to retirement benefits.

                 (vii) Notwithstanding any other provisions of this Agreement, no payments shall be made hereunder by Corporation which would be in violation of any law or regulation applicable to Corporation, including, without limitation, the provisions of Part 359 of Title 12, Code of Federal Regulations, it being understood and agreed that Corporation's obligations hereunder shall not exceed any valid limits imposed by a regulatory body.

         5. SUCCESSORS; BINDING AGREEMENT. (i) The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Corporation to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place. Failure of the Corporation to obtain the assumption and agreement prior to the effectiveness of any succession shall be a breach of this Agreement and shall entitle Employee to compensation from the Corporation in the same amount and on the same terms as Employee would have been entitled to under this Agreement if Employee had terminated his employment for Good Reason following a change in control of the Corporation, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Corporation" shall mean the Corporation as defined above and any successor to its business and/or assets that assumes and agrees to perform this Agreement by operation of law, or otherwise.

                 (ii) This Agreement shall inure to the benefit of and be enforceable by Employee's personal or legal representatives, executors, administrators, heirs, distributees, and legatees. If Employee should die while any amount would still be payable to Employee, all such amounts, unless otherwise provided in this Agreement, shall be paid in accordance with the terms of this Agreement to Employee's legatee or other designee or, if there is no such designee, to Employee's estate.





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         6.      NOTICE.  For the purpose of this Agreement, all notices and other communications provided for in the Agreement shall be in writing and shall be deemed to have been fully given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Corporation shall be directed to the attention of the Board with a copy to the Secretary of the Corporation, or to such other address as either party may have furnished to the other in writing in accordance with this Agreement, except that notice of a change of address shall be effective only on receipt.

         7. MISCELLANEOUS. No provision of this Agreement may be modified, waived, or discharged unless the waiver, modification, or discharge is agreed to in writing and signed by Employee and such officer as may be specifically designated by the Board. No waiver by either party to this Agreement at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter of this Agreement have been made by either party that are not expressly set forth in this Agreement. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Mississippi. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for shall be paid net of any applicable withholding or deduction required under federal, state, or local law. The obligations of the Corporation under Section 4 shall survive the expiration of the term of this Agreement.

         8. VALIDITY. The invalidity or enforceability of any provision of this Agreement shall not affect the validity or unenforceability of any other provision of this Agreement, which shall remain in full force and effect.

         9. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an





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original but all of which together will constitute one and the same instrument.

         10. DISPUTES. Any dispute or controversy arising under or in connection with this Agreement (a "Dispute") shall be resolved as follows:

                 (i) Negotiation. In the event of a Dispute, the parties shall use their best efforts to settle such dispute through informal negotiations. To this effect, they shall consult and negotiate with each other, in good faith and, recognizing their mutual interests, attempt to reach a just and equitable solution satisfactory to both parties. If they do not reach such solution within a period of thirty (30) days from the date one par1TYfirst notifies in writing another of the claim(s) giving rise to the Dispute, then upon written notice by either party to the other, the Dispute shall be submitted to mediation as set forth below.

                 (ii) Mediation. If such Dispute cannot be settled through negotiation within such thirty (30) day period, the parties agree to then endeavor to settle the Dispute in an amicable manner by mediation administered by the American Arbitration Association ("AAA") under its Commercial Mediation Rules. Such mediation shall occur in Jackson, Mississippi before a mediator who is skilled in mediating commercial disputes. AAA shall appoint a mediator meeting the qualifications set out above. Such mediation shall consist of no more than two sessions occurring within the twenty (20) days first following the end of the negotiation period referred to above. Thereafter, any unresolved Dispute shall be settled by arbitration in the manner set forth below. The mediator cannot serve as an arbitrator.

                 (iii) Arbitration. Any Dispute which remains unresolved following mediation shall be submitted to binding arbitration in accordance with Title 9 of the United States Code (United States Arbitration Act). This arbitration shall be administered by AAA in accordance with its Commercial Arbitration Rules (the





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         "Rules").  The situs of the arbitration shall be Jackson, Mississippi unless otherwise mutually agreed by the parties. The arbitration shall be expedited such that, unless the parties otherwise agree or unless necessary to allow the parties to gather and exchange appropriate documentary or other evidence or information, (a) the panel shall be selected within 30 days following the filing of the Notice of Claim with AAA, (b) the hearing shall commence within 45 days following the filing of the Notice of Claim, (c) the hearing shall be continued as expeditiously as possible until concluded and
         (d) the award shall be rendered within 10 days following the conclusion of the hearing. If the claim or controversy arising from this Agreement is greater than Five Hundred Thousand Dollars ($500,000) either party hereto shall have the right to proceed judicially and shall not be required to arbitrate.

                 (iv) Number and Qualification of Arbitrators. The arbitration shall be conducted before and decided by a panel of two arbitrators. Each shall be an attorney licensed to practice law in any of the United States, having been admitted to practice for no fewer than fifteen years.

                 (v) Remedies and Choice of Law. The arbitrators shall have authority to award any remedy or relief that a court of the State of Mississippi could award or grant, including, without limitation, specific performance of any obligations created under this Agreement; provided however, that the arbitrators shall not have the authority to award punitive damages against either party.

                 (vi) Fees and Expenses. The arbitrators shall have the authority to award to the prevailing party, if any, as determined by the arbitrators, all of its costs and fees, in such amounts as the arbitrators deem just. "Costs and Fees" mean all reasonable pre-award expenses of the arbitration, including the arbitrators' fees, administrative fees, travel expenses, other out-of-pocket expenses, witness (including expert





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
         witness) fees and expenses and attorneys' fees and expenses.

                 (vii) Finality and Enforcement. Any award rendered by the arbitrators shall be final, binding and conclusive. The parties hereby agree to submit to the personal jurisdiction of the courts of the State of Mississippi for the enforcement of the award. The award may also be enforced in any other court of competent jurisdiction.

         11. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties with respect to its subject matter and supersedes all prior written or oral agreements or understandings with respect to the subject matter.

         In witness whereof, the parties have executed this agreement at Jackson, Mississippi the day and year first above written.


                                           DEPOSIT GUARANTY CORP.


                                           By:
                                              ---------------------------------

                                           Title:
                                                 ------------------------------





                                           ------------------------------------
                                           HOWARD L. MCMILLAN, JR.





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

                    CHANGE OF CONTROL TERMINATION AGREEMENT

         This Change of Control Termination Agreement (the "Agreement") is entered into on _________________, 1997, between Deposit Guaranty Corp., a Mississippi corporation, with its principal place of business located at 210 East Capitol Street, Jackson, Mississippi 39201, (the "Corporation") and Steven
C. Walker of 8343 East Wilderness Way, Shreveport, Louisiana  71106
("Employee").

                                  WITNESSETH:

         WHEREAS, the Corporation considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Corporation (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control may exist. This possibility, and the uncertainty and questions that it may raise among key management, may result in the departure or distraction of key management personnel to the detriment of the Corporation and its stockholders; and

         WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key members of the Corporation's management, including Employee, to the assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Corporation; and

         WHEREAS, to induce Employee to remain in the employ of the Corporation, and in consideration of Employee's agreement set forth below, the Corporation agrees that Employee shall receive the severance benefits set forth in this Agreement in the event Employee's employment with the Corporation is terminated subsequent to a "change in control of the Corporation" (as defined in Section 2 below) under the circumstances described below. This Agreement is meant to supersede any other specific written agreements that may have been entered into between Employee and the Corporation concerning the consequences of any termination of Employee's employment.

         THEREFORE, in consideration of Employee's continued employment and the parties' agreement to be bound by the terms contained in this Agreement, the parties agree as follows:

         1. TERM OF AGREEMENT. This Agreement shall commence on January 1, 1997, and shall continue in effect through December 31, 1997. However, commencing on December 31, 1997, and each December 31 afterwards, the term of this Agreement shall automatically be extended for 1 additional year unless, no later than the preceding November 1, the Corporation shall have given notice that it does not wish to extend this Agreement. If a change in control of the Corporation shall have occurred during the original or any extended term of this Agreement, this Agreement shall continue in effect for a period of 36 months beyond the month in which the change in control occurred. Notwithstanding the foregoing, and provided no change of control shall have occurred, this Agreement shall automatically terminate on the earlier to occur of (i) Employee's termination of employment with the Corporation, or (ii) the Corporation's furnishing Employee with notice of termination, irrespective of the effective date of the termination.

         2. CHANGE IN CONTROL. No benefits shall be payable under this Agreement unless there shall have been a change in control of the Corporation, as set forth below. For purposes of this Agreement, a "change in control of the Corporation" shall mean a change of control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Corporation is in fact required to comply with that regulation, provided that, without limitation, such a change in control shall be deemed to have occurred if (A) any "person" (as that term is used in Section 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities; (B) during any period of 2 consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of the period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clauses (A) or (D) of this Section) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority; (C) the Corporation enters into an agreement, the consummation of which would result in the occurrence of a change in control of the Corporation; or (D) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior to it continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after the merger or consolidation, or the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

         3. TERMINATION FOLLOWING CHANGE IN CONTROL. If any of the events described in Section 2 above constituting a change in control of the Corporation shall have occurred, Employee shall be entitled to the benefits provided in Subsection 4(iii) below on the termination of Employee's employment during the 36 months following a Change of Control, unless the termination is
(A) because of Employee's death, Inability to Perform or Retirement, (B) by the Corporation for Cause or (C) by Employee other than for Good Reason.

                 (i) INABILITY TO PERFORM; RETIREMENT. If, as a result of Employee's incapacity due to physical or mental illness, Employee shall have been absent from the full-time performance of his duties with the Corporation for 6 consecutive months, and within 30 days after written notice of termination is given Employee has not returned to the full-time performance of Employee's duties, Employee's employment may be terminated for "inability to perform the essential functions of his employment." Termination by the Corporation or by Employee of Employee's employment based on "Retirement" shall mean termination in accordance with the Corporation's retirement policy, including early retirement, generally applicable to its salaried employees or in accordance with any retirement arrangement established with Employee's consent.

                 (ii) CAUSE. Termination by the Corporation for "Cause" shall mean termination on (A) the willful and continued failure by Employee to substantially perform Employee's duties with the Corporation (other than any such failure resulting from Employee's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance by Employee of a Notice of Termination for Good Reason as defined in Subsections 3(iv) and 3(iii), respectively) after a written demand for substantial performance is delivered to Employee by the Board, specifically identifying the manner in which the Board believes that Employee has not substantially performed his duties; or (B) willful misconduct by the Employee clearly contrary to the interests of the Corporation. Employee may be terminated for Cause only upon delivery to Employee of a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to Employee and an opportunity for Employee, together with Employee's counsel, to be heard before the Board), finding that in the good faith opinion of the board Employee was guilty of conduct set forth above in either clause (A) or (B) of the first sentence of this Subsection.

                 (iii) GOOD REASON. Employee shall be entitled to terminate his employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without Employee's express written consent, the occurrence after a change in control of the Corporation of any of the following circumstances unless, in the case of paragraphs (A), (E), (F), (G), or (H), the circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination, as defined in Subsections 3(v) and 3(iv), respectively, given in respect to them:

                          (A) a material adverse alteration in the nature or status of Employee's responsibilities from those in effect immediately prior to the change in control of the Corporation;

                          (B) a reduction by the Corporation in Employee's annual base salary except for across-the-board salary reductions similarly affecting all key employees of the Corporation and all key employees of any person in control of the Corporation;

                          (C) relocation of Employee by Corporation to a location not within twenty-five (25) miles of his present office or job location, except for required travel on the Corporation's business to an extent substantially consistent with his present business travel obligations;

                          (D) the failure by the Corporation, without Employee's consent, to pay any part of Employee's current compensation, or to pay any part of an installment of deferred compensation under any deferred compensation program of the Corporation within 7 days of the date the compensation is due;

                          (E) the failure by the Corporation to continue in effect any bonus to which Employee is entitled, or any compensation plan in which he participates immediately prior to the change in control of the Corporation, including but not limited to the Corporation's Stock Option Plans, Executive Deferred Income Plan, Retirement Income Plan, Retirement Savings Plan, and Flexible Benefit Plan, or any substitute plans adopted prior to the change of control in the Corporation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to the plan, or the failure by the Corporation to continue Employee's participation in it (or in such substitute or alternative plan) on a basis not less favorable, both in terms of the amount of benefits provided and the level of his participation relative to other participants, as existed at the time of the change in control;

                          (F) the failure by the Corporation to continue to provide Employee with benefits substantially similar to those enjoyed by him under the Corporation's life insurance, medical, health and accident, or disability plans in which he was participating at the time of the change in control of the Corporation;

                          (G) the failure of the Corporation to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 5 of this Agreement; or

                          (H) any purported termination of Employee's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection (iv) below (and, if applicable, the requirements of Subsection (ii) above); for purposes of this Agreement, no such purported termination shall be effective.

          Employee's rights to terminate his employment pursuant to this Subsection shall not be affected by his incapacity due to physical or mental illness. Employee's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason under this Agreement. In the event Employee delivers Notice of Termination based on circumstances set forth in Paragraphs (A), (E), (F), (G), or (H) above, which are fully corrected prior to the Date of Termination set forth in said Notice of Termination, the Notice of Termination shall be deemed withdrawn and of no further force and effect.

                 (iv) NOTICE OF TERMINATION. Any purported termination of Employee's employment by the Corporation or by Employee shall be communicated by written Notice of Termination to the other party to this Agreement in accordance with Section 6 of this Agreement. For purpose of this Agreement, a "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied on, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the employment under the provision so indicated.

                 (v) DATE OF TERMINATION, ETC. "Date of Termination" shall mean (A) if Employee's employment is terminated for Inability to Perform, 30 days after Notice of Termination is given (provided that he shall not have returned to full-time performance of his duties during such 30-day period), and
(B) if Employee's employment is terminated pursuant to Subsection (ii) or (iii) above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to Subsection (ii) above shall not be less than 30 days, and in the case of a termination pursuant to Subsection (iii) above shall not be less than 15 nor more than 60 days, respectively, from the date the Notice of Termination is given). However, if within 15 days after any Notice of Termination is given, or , if later, prior to the Date of Termination (as determined without regard to this provision), the party receiving the Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order, or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal has expired and no appeal has been perfected). The Date of Termination shall be extended by a notice of dispute only if the notice is given in good faith and the party giving the notice pursues the resolution of the dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Corporation will continue to pay Employee his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue Employee as a participant in all compensation, benefit, and insurance plans in which he was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement except to the extent otherwise provided in subsection 4(iv).

         4. COMPENSATION ON TERMINATION OR DURING DISABILITY. Following a change in control of the Corporation, as defined by Section 2, on termination of Employee's employment or during a period of disability he shall be entitled to the following results:

                 (i) During any period that Employee fails to perform his full-time duties with the Corporation as a result of incapacity due to physical or mental illness, he shall continue to receive his base salary at the rate in effect at the commencement of any such period, together with all amounts payable to him under any compensation plan of the Corporation during the period, until this Agreement is terminated pursuant to Section 3(i) above. Thereafter, or in the event Employee's employment shall be terminated by the Corporation or by Employee for Retirement, or by reason of Employee's death, Employee's benefits shall be determined under the Corporation's retirement, insurance, and other compensation programs then in effect in accordance with the terms of those programs.

                 (ii) If Employee's employment shall be terminated by the Corporation for Cause or by Employee other than for Good Reason, Disability, Death, or Retirement, the Corporation shall pay

Employee his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts and benefits to which Employee is entitled under any compensation plan of the Corporation at the time the payments are due.

                 (iii) If within thirty-six (36) months following a Change of Control Employee's employment by the Corporation shall be terminated (a) by the Corporation other than for Cause, Retirement or Inability to Perform, or (b) by Employee for Good Reason, then Employee shall be entitled to the benefits provided below:

                          (A) The Corporation shall pay Employee his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts and benefits to which he is entitled under any compensation plan of the Corporation, at the time the payments are due, except as otherwise provided below.

                          (B) The Corporation also shall pay as severance pay to Employee a lump sum severance payment (together with the payments provided in paragraphs C and D, below, the "Severance Payments") equal to three (3) times the Employee's annual base salary in effect immediately prior to the occurrence of the circumstance giving rise to the Notice of Termination , plus three (3) times the Employee's average annual bonus for the last three years.

                          (C) The Corporation also shall pay Employee any deferred compensation, including, but not limited to deferred bonuses, allocated or credited to Employee or Employee's account as of the Date of Termination. Payments made pursuant to the Executives Deferred Income Plan shall be made as provided by said Plan and shall not be deemed to be modified by the terms of this Agreement.

                          (D) Any outstanding options to purchase shares of Common Stock of the Corporation which are held by Employee under the Corporation's Stock Option Plans shall be exercisable in accordance with the terms of the Stock Based Long Term Incentive Plan II.

                          (E) The Corporation shall provide medical insurance benefits to Employee for three (3) years from Date of Termination or until Employee secures employment with another company providing similar welfare benefits. The Corporation will pay for such benefits in the same manner as in existence on the Date of Termination.

                          (F)     The payments provided for in Paragraphs (A),
         (B), and (C) above, shall be made no later than the fifth day following the Date of Termination. However, if the amounts of the payment cannot be finally determined on or before that day, the Corporation shall pay Employee an estimate, as determined in good faith by the Corporation, of the minimum amount of such payments and shall pay the remainder of those payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount can be determined but in no event later than the 30th day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, the excess shall constitute a loan by the Corporation repayable on the 5th day after demand by the Corporation (together with interest at the rate provided in Section 1274(b)(2)(B) of the
         Code).

                 (iv) In the event that Employee is a "disqualified individual" within the meaning of Section 280G of the Code, the parties expressly agree that the payments described in this Section 4 and all other payments to Employee under any other agreements or arrangements with any persons that constitute "parachute payments" within the meaning of Section 280G of the Code are collectively subject to an overall maximum limit. The maximum limit shall be One Dollar ($1.00) less than the aggregate amount that would otherwise cause any such payments to be considered a "parachute payment" within the meaning of Section 280G of the Code, as determined by the Corporation. Accordingly, to the extent that the payments would be considered a "parachute payment" with respect to Employee, then the portions of such payments shall be reduced or eliminated in the following order until the remaining change of control termination payments with respect to Employee is within the maximum described in this Subsection (iv):

                          (A)     First, any cash payment to Employee;

                          (B) Second, any change of control termination payments not described in this Agreement; and

                          (C)     Third, any forgiveness of Employee
         indebtedness to the Corporation.

         Employee expressly and irrevocably waives any and all rights to receive any change in control termination payments that exceed the maximum limit described in this Subsection (iv).

                 (v) Employee shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by Employee as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by Employee to the Corporation, or otherwise except as specifically provided in this Section 4.

                 (vi) In addition to all other amounts payable to Employee under this Section 4, Employee shall be entitled to receive all benefits payable to Employee under the Corporation's Retirement Savings Plan, its Retirement Income Plan, the Executives' Deferred Income Plan and any other plan or agreement relating to retirement benefits.

                 (vii) Notwithstanding any other provisions of this Agreement, no payments shall be made hereunder by Corporation which would be in violation of any law or regulation applicable to Corporation, including, without limitation, the provisions of Part 359 of Title 12, Code of Federal Regulations, it being understood and agreed that Corporation's obligations hereunder shall not exceed any valid limits imposed by a regulatory body.

         5. SUCCESSORS; BINDING AGREEMENT. (i) The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Corporation to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place. Failure of the Corporation to obtain the assumption and agreement prior to the effectiveness of any succession shall be a breach of this Agreement and shall entitle Employee to compensation from the Corporation in the same amount and on the same terms as Employee would have been entitled to under this Agreement if Employee had terminated his employment for Good Reason following a change in control of the Corporation, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Corporation" shall mean the Corporation as defined above and any successor to its business and/or assets that assumes and agrees to perform this Agreement by operation of law, or otherwise.

                 (ii) This Agreement shall inure to the benefit of and be enforceable by Employee's personal or legal representatives, executors, administrators, heirs, distributees, and legatees. If Employee should die while any amount would still be payable to Employee, all such amounts, unless otherwise provided in this Agreement, shall be paid in accordance with the terms of this Agreement to Employee's legatee or other designee or, if there is no such designee, to Employee's estate.

         6. NOTICE. For the purpose of this Agreement, all notices and other communications provided for in the Agreement shall be in writing and shall be deemed to have been fully given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Corporation shall be directed to the attention of the Board with a copy to the Secretary of the Corporation, or to such other address as either party may have furnished to the other in writing in accordance with this Agreement, except that notice of a change of address shall be effective only on receipt.

         7. MISCELLANEOUS. No provision of this Agreement may be modified, waived, or discharged unless the waiver, modification, or discharge is agreed to in writing and signed by Employee and such officer as may be specifically designated by the Board. No waiver by either party to this Agreement at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter of this Agreement have been made by either party that are not expressly set forth in this Agreement. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Mississippi. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for shall be paid net of any applicable withholding or deduction required under federal, state, or local law. The obligations of the Corporation under Section 4 shall survive the expiration of the term of this Agreement.

         8. VALIDITY. The invalidity or enforceability of any provision of this Agreement shall not affect the validity or unenforceability of any other provision of this Agreement, which shall remain in full force and effect.

         9. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         10. DISPUTES. Any dispute or controversy arising under or in connection with this Agreement (a "Dispute") shall be resolved as follows:

                 (i) Negotiation. In the event of a Dispute, the parties shall use their best efforts to settle such dispute through informal negotiations. To this effect, they shall consult and negotiate with each other, in good faith and, recognizing their mutual interests, attempt to reach a just and equitable solution satisfactory to both parties. If they do not reach such solution within a period of thirty
         (30) days from the date one party first
         notifies in writing another of the claim(s) giving rise to the Dispute, then upon written notice by either party to the other, the Dispute shall be submitted to mediation as set forth below.

                 (ii) Mediation. If such Dispute cannot be settled through negotiation within such thirty (30) day period, the parties agree to then endeavor to settle the Dispute in an amicable manner by mediation administered by the American Arbitration Association ("AAA") under its Commercial Mediation Rules. Such mediation shall occur in Jackson, Mississippi before a mediator who is skilled in mediating commercial disputes. AAA shall appoint a mediator meeting the qualifications set out above. Such mediation shall consist of no more than two sessions occurring within the twenty (20) days first following the end of the negotiation period referred to above. Thereafter, any unresolved Dispute shall be settled by arbitration in the manner set forth below. The mediator cannot serve as an arbitrator.

                 (iii) Arbitration. Any Dispute which remains unresolved following mediation shall be submitted to binding arbitration in accordance with Title 9 of the United States Code (United States Arbitration Act). This arbitration shall be administered by AAA in accordance with its Commercial Arbitration Rules (the "Rules"). The situs of the arbitration shall be Jackson, Mississippi unless otherwise mutually agreed by the parties. The arbitration shall be expedited such that, unless the parties otherwise agree or unless necessary to allow the parties to gather and exchange appropriate documentary or other evidence or information, (a) the panel shall be selected within 30 days following the filing of the Notice of Claim with AAA, (b) the hearing shall commence within 45 days following the filing of the Notice of Claim, (c) the hearing shall be continued as expeditiously as possible until concluded and (d) the award shall be rendered within 10 days following the conclusion of the hearing. If the claim or controversy arising from this Agreement is greater than Five Hundred Thousand Dollars ($500,000) either party hereto shall have the right to proceed judicially and shall not be required to arbitrate.

                 (iv) Number and Qualification of Arbitrators. The arbitration shall be conducted before and decided by a panel of two arbitrators. Each shall be an attorney licensed to practice law in any of the United States, having been admitted to practice for no fewer than fifteen years.

                 (v) Remedies and Choice of Law. The arbitrators shall have authority to award any remedy or relief that a court of the State of Mississippi could award or grant, including, without limitation, specific performance of any obligations created under this Agreement; provided however, that the arbitrators shall not have the authority to award punitive damages against either party.

                 (vi) Fees and Expenses. The arbitrators shall have the authority to award to the prevailing party, if any, as determined by the arbitrators, all of its costs and fees, in such amounts as the arbitrators deem just. "Costs and Fees" mean all reasonable pre-award expenses of the arbitration, including the arbitrators' fees, administrative fees, travel expenses, other out-of-pocket expenses, witness (including expert witness) fees and expenses and attorneys' fees and expenses.

                 (vii) Finality and Enforcement. Any award rendered by the arbitrators shall be final, binding and conclusive. The parties hereby agree to submit to the personal jurisdiction of the courts of the State of Mississippi for the enforcement of the award. The award may also be enforced in any other court of competent jurisdiction.

         11. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties with respect to its subject matter and supersedes all prior written or oral agreements or understandings with respect to the subject matter.

         In witness whereof, the parties have executed this agreement at Jackson, Mississippi the day and year first above written.



                                        DEPOSIT GUARANTY CORP.


                                        By:
                                           ------------------------------------

                                        Title:
                                              ---------------------------------





                                        --------------------------------------
                                        STEVEN C. WALKER

                    CHANGE OF CONTROL TERMINATION AGREEMENT

         This Change of Control Termination Agreement (the "Agreement") is entered into on _________________, 1997, between Deposit Guaranty Corp., a Mississippi corporation, with its principal place of business located at 210 East Capitol Street, Jackson, Mississippi 39201, (the "Corporation") and William R. Boone of 4307 Regency Court, Jackson, Mississippi 39211 ("Employee").

                                  WITNESSETH:

         WHEREAS, the Corporation considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Corporation (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control may exist. This possibility, and the uncertainty and questions that it may raise among key management, may result in the departure or distraction of key management personnel to the detriment of the Corporation and its stockholders; and

         WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key members of the Corporation's management, including Employee, to the assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Corporation; and

         WHEREAS, to induce Employee to remain in the employ of the Corporation, and in consideration of Employee's agreement set forth below, the Corporation agrees that Employee shall receive the severance benefits set forth in this Agreement in the event Employee's employment with the Corporation is terminated subsequent to a "change in control of the Corporation" (as defined in Section 2 below) under the circumstances described below. This Agreement is meant to supersede any other specific written agreements that may have been entered into between Employee and the Corporation concerning the consequences of any termination of Employee's employment.

         THEREFORE, in consideration of Employee's continued employment and the parties' agreement to be bound by the terms contained in this Agreement, the parties agree as follows:

         1. TERM OF AGREEMENT. This Agreement shall commence on January 1, 1997, and shall continue in effect through December 31, 1997. However, commencing on December 31, 1997, and each December 31 afterwards, the term of this Agreement shall automatically be extended for 1 additional year unless, no later than the preceding November 1, the Corporation shall have given notice that it does not wish to extend this Agreement. If a change in control of the Corporation shall have occurred during the original or any extended term of this Agreement, this Agreement shall continue in effect for a period of 36 months beyond the month in which the change in control occurred. Notwithstanding the foregoing, and provided no change of control shall have occurred, this Agreement shall automatically terminate on the earlier to occur of (i) Employee's termination of employment with the Corporation, or (ii) the Corporation's furnishing Employee with notice of termination, irrespective of the effective date of the termination.

         2. CHANGE IN CONTROL. No benefits shall be payable under this Agreement unless there shall have been a change in control of the Corporation, as set forth below. For purposes of this Agreement, a "change in control of the Corporation" shall mean a change of control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Corporation is in fact required to comply with that regulation, provided that, without limitation, such a change in control shall be deemed to have occurred if (A) any "person" (as that term is used in Section 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities; (B) during any period of 2 consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of the period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clauses (A) or (D) of this Section) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority; (C) the Corporation enters into an agreement, the consummation of which would result in the occurrence of a change in control of the Corporation; or (D) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior to it continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after the merger or consolidation, or the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

         3. TERMINATION FOLLOWING CHANGE IN CONTROL. If any of the events described in Section 2 above constituting a change in control of the Corporation shall have occurred, Employee shall be entitled to the benefits provided in Subsection 4(iii) below on the termination of Employee's employment during the 36 months following a Change of Control, unless the termination is
(A) because of Employee's death, Inability to Perform or Retirement, (B) by the Corporation for Cause or (C) by Employee other than for Good Reason.

                 (i) INABILITY TO PERFORM; RETIREMENT. If, as a result of Employee's incapacity due to physical or mental illness, Employee shall have been absent from the full-time performance of his duties with the Corporation for 6 consecutive months, and within 30 days after written notice of termination is given Employee has not returned to the full-time performance of Employee's duties, Employee's employment may be terminated for "inability to perform the essential functions of his employment." Termination by the Corporation or by Employee of Employee's employment based on "Retirement" shall mean termination in accordance with the Corporation's retirement policy, including early retirement, generally applicable to its salaried employees or in accordance with any retirement arrangement established with Employee's consent.

                 (ii) CAUSE. Termination by the Corporation for "Cause" shall mean termination on (A) the willful and continued failure by Employee to substantially perform Employee's duties with the Corporation (other than any such failure resulting from Employee's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance by Employee of a Notice of Termination for Good Reason as defined in Subsections 3(iv) and 3(iii), respectively) after a written demand for substantial performance is delivered to Employee by the Board, specifically identifying the manner in which the Board believes that Employee has not substantially performed his duties; or (B) willful misconduct by the Employee clearly contrary to the interests of the Corporation. Employee may be terminated for Cause only upon delivery to Employee of a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to Employee and an opportunity for Employee, together with Employee's counsel, to be heard before the Board), finding that in the good faith opinion of the board Employee was guilty of conduct set forth above in either clause (A) or (B) of the first sentence of this Subsection.

                 (iii) GOOD REASON. Employee shall be entitled to terminate his employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without Employee's express written consent, the occurrence after a change in control of the Corporation of any of the following circumstances unless, in the case of paragraphs (A), (E), (F), (G), or (H), the circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination, as defined in Subsections 3(v) and 3(iv), respectively, given in respect to them:

                          (A) a material adverse alteration in the nature or status of Employee's responsibilities from those in effect immediately prior to the change in control of the Corporation;

                          (B) a reduction by the Corporation in Employee's annual base salary except for across-the-board salary reductions similarly affecting all key employees of the Corporation and all key employees of any person in control of the Corporation;

                          (C) relocation of Employee by Corporation to a location not within twenty-five (25) miles of his present office or job location, except for required travel on the Corporation's business to an extent substantially consistent with his present business travel obligations;

                          (D) the failure by the Corporation, without Employee's consent, to pay any part of Employee's current compensation, or to pay any part of an installment of deferred compensation under any deferred compensation program of the Corporation within 7 days of the date the compensation is due;

                          (E) the failure by the Corporation to continue in effect any bonus to which Employee is entitled, or any compensation plan in which he participates immediately prior to the change in control of the Corporation, including but not limited to the Corporation's Stock Option Plans, Executive Deferred Income Plan, Retirement Income Plan, Retirement Savings Plan, and Flexible Benefit Plan, or any substitute plans adopted prior to the change of control in the Corporation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to the plan, or the failure by the Corporation to continue Employee's participation in it (or in such substitute or alternative plan) on a basis not less favorable, both in terms of the amount of benefits provided and the level of his participation relative to other participants, as existed at the time of the change in control;

                          (F) the failure by the Corporation to continue to provide Employee with benefits substantially similar to those enjoyed by him under the Corporation's life insurance, medical, health and accident, or disability plans in which he was participating at the time of the change in control of the Corporation;

                          (G) the failure of the Corporation to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 5 of this Agreement; or

                          (H) any purported termination of Employee's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection (iv) below (and, if applicable, the requirements of Subsection (ii) above); for purposes of this Agreement, no such purported termination shall be effective.

          Employee's rights to terminate his employment pursuant to this Subsection shall not be affected by his incapacity due to physical or mental illness. Employee's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason under this Agreement. In the event Employee delivers Notice of Termination based on circumstances set forth in Paragraphs (A), (E), (F), (G), or (H) above, which are fully corrected prior to the Date of Termination set forth in said Notice of Termination, the Notice of Termination shall be deemed withdrawn and of no further force and effect.

                 (iv) NOTICE OF TERMINATION. Any purported termination of Employee's employment by the Corporation or by Employee shall be communicated by written Notice of Termination to the other party to this Agreement in accordance with Section 6 of this Agreement. For purpose of this Agreement, a "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied on, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the employment under the provision so indicated.

                 (v) DATE OF TERMINATION, ETC. "Date of Termination" shall mean (A) if Employee's employment is terminated for Inability to Perform, 30 days after Notice of Termination is given (provided that he shall not have returned to full-time performance of his duties during such 30-day period), and
(B) if Employee's employment is terminated pursuant to Subsection (ii) or (iii) above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to Subsection (ii) above shall not be less than 30 days, and in the case of a termination pursuant to Subsection (iii) above shall not be less than 15 nor more than 60 days, respectively, from the date the Notice of Termination is given). However, if within 15 days after any Notice of Termination is given, or , if later, prior to the Date of Termination (as determined without regard to this provision), the party receiving the Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order, or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal has expired and no appeal has been perfected). The Date of Termination shall be extended by a notice of dispute only if the notice is given in good faith and the party giving the notice pursues the resolution of the dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Corporation will continue to pay Employee his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue Employee as a participant in all compensation, benefit, and insurance plans in which he was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement except to the extent otherwise provided in subsection 4(iv).

         4. COMPENSATION ON TERMINATION OR DURING DISABILITY. Following a change in control of the Corporation, as defined by Section 2, on termination of Employee's employment or during a period of disability he shall be entitled to the following results:

                 (i) During any period that Employee fails to perform his full-time duties with the Corporation as a result of incapacity due to physical or mental illness, he shall continue to receive his base salary at the rate in effect at the commencement of any such period, together with all amounts payable to him under any compensation plan of the Corporation during the period, until this Agreement is terminated pursuant to Section 3(i) above. Thereafter, or in the event Employee's employment shall be terminated by the Corporation or by Employee for Retirement, or by reason of Employee's death, Employee's benefits shall be determined under the Corporation's retirement, insurance, and other compensation programs then in effect in accordance with the terms of those programs.

                 (ii) If Employee's employment shall be terminated by the Corporation for Cause or by Employee other than for Good Reason, Disability, Death, or Retirement, the Corporation shall pay

Employee his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts and benefits to which Employee is entitled under any compensation plan of the Corporation at the time the payments are due.

                 (iii) If within thirty-six (36) months following a Change of Control Employee's employment by the Corporation shall be terminated (a) by the Corporation other than for Cause, Retirement or Inability to Perform, or (b) by Employee for Good Reason, then Employee shall be entitled to the benefits provided below:

                          (A) The Corporation shall pay Employee his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts and benefits to which he is entitled under any compensation plan of the Corporation, at the time the payments are due, except as otherwise provided below.

                          (B) The Corporation also shall pay as severance pay to Employee a lump sum severance payment (together with the payments provided in paragraphs C and D, below, the "Severance Payments") equal to three (3) times the Employee's annual base salary in effect immediately prior to the occurrence of the circumstance giving rise to the Notice of Termination , plus three (3) times the Employee's average annual bonus for the last three years.

                          (C) The Corporation also shall pay Employee any deferred compensation, including, but not limited to deferred bonuses, allocated or credited to Employee or Employee's account as of the Date of Termination. Payments made pursuant to the Executives Deferred Income Plan shall be made as provided by said Plan and shall not be deemed to be modified by the terms of this Agreement.

                          (D) Any outstanding options to purchase shares of Common Stock of the Corporation which are held by Employee under the Corporation's Stock Option Plans shall be exercisable in accordance with the terms of the Stock Based Long Term Incentive Plan II.

                          (E) The Corporation shall provide medical insurance benefits to Employee for three (3) years from Date of Termination or until Employee secures employment with another company providing similar welfare benefits. The Corporation will pay for such benefits in the same manner as in existence on the Date of Termination.

                          (F)     The payments provided for in Paragraphs (A),
         (B), and (C) above, shall be made no later than the fifth day following the Date of Termination. However, if the amounts of the payment cannot be finally determined on or before that day, the Corporation shall pay Employee an estimate, as determined in good faith by the Corporation, of the minimum amount of such payments and shall pay the remainder of those payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount can be determined but in no event later than the 30th day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, the excess shall constitute a loan by the Corporation repayable on the 5th day after demand by the Corporation (together with interest at the rate provided in Section 1274(b)(2)(B) of the
         Code).

                 (iv) In the event that Employee is a "disqualified individual" within the meaning of Section 280G of the Code, the parties expressly agree that the payments described in this Section 4 and all other payments to Employee under any other agreements or arrangements with any persons that constitute "parachute payments" within the meaning of Section 280G of the Code are collectively subject to an overall maximum limit. The maximum limit shall be One Dollar ($1.00) less than the aggregate amount that would otherwise cause any such payments to be considered a "parachute payment" within the meaning of Section 280G of the Code, as determined by the Corporation. Accordingly, to the extent that the payments would be considered a "parachute payment" with respect to Employee, then the portions of such payments shall be reduced or eliminated in the following order until the remaining change of control termination payments with respect to Employee is within the maximum described in this Subsection (iv):

                          (A)     First, any cash payment to Employee;

                          (B) Second, any change of control termination payments not described in this Agreement; and

                          (C)     Third, any forgiveness of Employee
         indebtedness to the Corporation.

         Employee expressly and irrevocably waives any and all rights to receive any change in control termination payments that exceed the maximum limit described in this Subsection (iv).

                 (v) Employee shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by Employee as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by Employee to the Corporation, or otherwise except as specifically provided in this Section 4.

                 (vi) In addition to all other amounts payable to Employee under this Section 4, Employee shall be entitled to receive all benefits payable to Employee under the Corporation's Retirement Savings Plan, its Retirement Income Plan, the Executives' Deferred Income Plan and any other plan or agreement relating to retirement benefits.

                 (vii) Notwithstanding any other provisions of this Agreement, no payments shall be made hereunder by Corporation which would be in violation of any law or regulation applicable to Corporation, including, without limitation, the provisions of Part 359 of Title 12, Code of Federal Regulations, it being understood and agreed that Corporation's obligations hereunder shall not exceed any valid limits imposed by a regulatory body.

         5. SUCCESSORS; BINDING AGREEMENT. (i) The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Corporation to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place. Failure of the Corporation to obtain the assumption and agreement prior to the effectiveness of any succession shall be a breach of this Agreement and shall entitle Employee to compensation from the Corporation in the same amount and on the same terms as Employee would have been entitled to under this Agreement if Employee had terminated his employment for Good Reason following a change in control of the Corporation, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Corporation" shall mean the Corporation as defined above and any successor to its business and/or assets that assumes and agrees to perform this Agreement by operation of law, or otherwise.

                 (ii) This Agreement shall inure to the benefit of and be enforceable by Employee's personal or legal representatives, executors, administrators, heirs, distributees, and legatees. If Employee should die while any amount would still be payable to Employee, all such amounts, unless otherwise provided in this Agreement, shall be paid in accordance with the terms of this Agreement to Employee's legatee or other designee or, if there is no such designee, to Employee's estate.

         6. NOTICE. For the purpose of this Agreement, all notices and other communications provided for in the Agreement shall be in writing and shall be deemed to have been fully given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Corporation shall be directed to the attention of the Board with a copy to the Secretary of the Corporation, or to such other address as either party may have furnished to the other in writing in accordance with this Agreement, except that notice of a change of address shall be effective only on receipt.

         7. MISCELLANEOUS. No provision of this Agreement may be modified, waived, or discharged unless the waiver, modification, or discharge is agreed to in writing and signed by Employee and such officer as may be specifically designated by the Board. No waiver by either party to this Agreement at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter of this Agreement have been made by either party that are not expressly set forth in this Agreement. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Mississippi. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for shall be paid net of any applicable withholding or deduction required under federal, state, or local law. The obligations of the Corporation under Section 4 shall survive the expiration of the term of this Agreement.

         8. VALIDITY. The invalidity or enforceability of any provision of this Agreement shall not affect the validity or unenforceability of any other provision of this Agreement, which shall remain in full force and effect.

         9. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         10. DISPUTES. Any dispute or controversy arising under or in connection with this Agreement (a "Dispute") shall be resolved as follows:

                 (i) Negotiation. In the event of a Dispute, the parties shall use their best efforts to settle such dispute through informal negotiations. To this effect, they shall consult and negotiate with each other, in good faith and, recognizing their mutual interests, attempt to reach a just and equitable solution satisfactory to both parties. If they do not reach such solution within a period of thirty
         (30) days from the date one party first
         notifies in writing another of the claim(s) giving rise to the Dispute, then upon written notice by either party to the other, the Dispute shall be submitted to mediation as set forth below.

                 (ii) Mediation. If such Dispute cannot be settled through negotiation within such thirty (30) day period, the parties agree to then endeavor to settle the Dispute in an amicable manner by mediation administered by the American Arbitration Association ("AAA") under its Commercial Mediation Rules. Such mediation shall occur in Jackson, Mississippi before a mediator who is skilled in mediating commercial disputes. AAA shall appoint a mediator meeting the qualifications set out above. Such mediation shall consist of no more than two sessions occurring within the twenty (20) days first following the end of the negotiation period referred to above. Thereafter, any unresolved Dispute shall be settled by arbitration in the manner set forth below. The mediator cannot serve as an arbitrator.

                 (iii) Arbitration. Any Dispute which remains unresolved following mediation shall be submitted to binding arbitration in accordance with Title 9 of the United States Code (United States Arbitration Act). This arbitration shall be administered by AAA in accordance with its Commercial Arbitration Rules (the "Rules"). The situs of the arbitration shall be Jackson, Mississippi unless otherwise mutually agreed by the parties. The arbitration shall be expedited such that, unless the parties otherwise agree or unless necessary to allow the parties to gather and exchange appropriate documentary or other evidence or information, (a) the panel shall be selected within 30 days following the filing of the Notice of Claim with AAA, (b) the hearing shall commence within 45 days following the filing of the Notice of Claim, (c) the hearing shall be continued as expeditiously as possible until concluded and (d) the award shall be rendered within 10 days following the conclusion of the hearing. If the claim or controversy arising from this Agreement is greater than Five Hundred Thousand Dollars ($500,000) either party hereto shall have the right to proceed judicially and shall not be required to arbitrate.

                 (iv) Number and Qualification of Arbitrators. The arbitration shall be conducted before and decided by a panel of two arbitrators. Each shall be an attorney licensed to practice law in any of the United States, having been admitted to practice for no fewer than fifteen years.

                 (v) Remedies and Choice of Law. The arbitrators shall have authority to award any remedy or relief that a court of the State of Mississippi could award or grant, including, without limitation, specific performance of any obligations created under this Agreement; provided however, that the arbitrators shall not have the authority to award punitive damages against either party.

                 (vi) Fees and Expenses. The arbitrators shall have the authority to award to the prevailing party, if any, as determined by the arbitrators, all of its costs and fees, in such amounts as the arbitrators deem just. "Costs and Fees" mean all reasonable pre-award expenses of the arbitration, including the arbitrators' fees, administrative fees, travel expenses, other out-of-pocket expenses, witness (including expert witness) fees and expenses and attorneys' fees and expenses.

                 (vii) Finality and Enforcement. Any award rendered by the arbitrators shall be final, binding and conclusive. The parties hereby agree to submit to the personal jurisdiction of the courts of the State of Mississippi for the enforcement of the award. The award may also be enforced in any other court of competent jurisdiction.

         11. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties with respect to its subject matter and supersedes all prior written or oral agreements or understandings with respect to the subject matter.

         In witness whereof, the parties have executed this agreement at Jackson, Mississippi the day and year first above written.



                                        DEPOSIT GUARANTY CORP.


                                        By:
                                           ------------------------------------

                                        Title:
                                              ---------------------------------





                                        --------------------------------------
                                        WILLIAM R. BOONE

                    CHANGE OF CONTROL TERMINATION AGREEMENT

         This Change of Control Termination Agreement (the "Agreement") is entered into on _________________, 1997, between Deposit Guaranty Corp., a Mississippi corporation, with its principal place of business located at 210 East Capitol Street, Jackson, Mississippi 39201, (the "Corporation") and Thomas M. Hontzas of 3853 Sleepy Hollow, Jackson, Mississippi 39211 ("Employee").

                                  WITNESSETH:

         WHEREAS, the Corporation considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Corporation (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control may exist. This possibility, and the uncertainty and questions that it may raise among key management, may result in the departure or distraction of key management personnel to the detriment of the Corporation and its stockholders; and

         WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key members of the Corporation's management, including Employee, to the assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Corporation; and

         WHEREAS, to induce Employee to remain in the employ of the Corporation, and in consideration of Employee's agreement set forth below, the Corporation agrees that Employee shall receive the severance benefits set forth in this Agreement in the event Employee's employment with the Corporation is terminated subsequent to a "change in control of the Corporation" (as defined in Section 2 below) under the circumstances described below. This Agreement is meant to supersede any other specific written agreements that may have been entered into between Employee and the Corporation concerning the consequences of any termination of Employee's employment.

         THEREFORE, in consideration of Employee's continued employment and the parties' agreement to be bound by the terms contained in this Agreement, the parties agree as follows:

         1. TERM OF AGREEMENT. This Agreement shall commence on January 1, 1997, and shall continue in effect through December 31, 1997. However, commencing on December 31, 1997, and each December 31 afterwards, the term of this Agreement shall automatically be extended for 1 additional year unless, no later than the preceding November 1, the Corporation shall have given notice that it does not wish to extend this Agreement. If a change in control of the Corporation shall have occurred during the original or any extended term of this Agreement, this Agreement shall continue in effect for a period of 36 months beyond the month in which the change in control occurred. Notwithstanding the foregoing, and provided no change of control shall have occurred, this Agreement shall automatically terminate on the earlier to occur of (i) Employee's termination of employment with the Corporation, or (ii) the Corporation's furnishing Employee with notice of termination, irrespective of the effective date of the termination.

         2. CHANGE IN CONTROL. No benefits shall be payable under this Agreement unless there shall have been a change in control of the Corporation, as set forth below. For purposes of this Agreement, a "change in control of the Corporation" shall mean a change of control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Corporation is in fact required to comply with that regulation, provided that, without limitation, such a change in control shall be deemed to have occurred if (A) any "person" (as that term is used in Section 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities; (B) during any period of 2 consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of the period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clauses (A) or (D) of this Section) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority; (C) the Corporation enters into an agreement, the consummation of which would result in the occurrence of a change in control of the Corporation; or (D) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior to it continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after the merger or consolidation, or the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

         3. TERMINATION FOLLOWING CHANGE IN CONTROL. If any of the events described in Section 2 above constituting a change in control of the Corporation shall have occurred, Employee shall be entitled to the benefits provided in Subsection 4(iii) below on the termination of Employee's employment during the 36 months following a Change of Control, unless the termination is
(A) because of Employee's death, Inability to Perform or Retirement, (B) by the Corporation for Cause or (C) by Employee other than for Good Reason.

                 (i) INABILITY TO PERFORM; RETIREMENT. If, as a result of Employee's incapacity due to physical or mental illness, Employee shall have been absent from the full-time performance of his duties with the Corporation for 6 consecutive months, and within 30 days after written notice of termination is given Employee has not returned to the full-time performance of Employee's duties, Employee's employment may be terminated for "inability to perform the essential functions of his employment." Termination by the Corporation or by Employee of Employee's employment based on "Retirement" shall mean termination in accordance with the Corporation's retirement policy, including early retirement, generally applicable to its salaried employees or in accordance with any retirement arrangement established with Employee's consent.

                 (ii) CAUSE. Termination by the Corporation for "Cause" shall mean termination on (A) the willful and continued failure by Employee to substantially perform Employee's duties with the Corporation (other than any such failure resulting from Employee's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance by Employee of a Notice of Termination for Good Reason as defined in Subsections 3(iv) and 3(iii), respectively) after a written demand for substantial performance is delivered to Employee by the Board, specifically identifying the manner in which the Board believes that Employee has not substantially performed his duties; or (B) willful misconduct by the Employee clearly contrary to the interests of the Corporation. Employee may be terminated for Cause only upon delivery to Employee of a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to Employee and an opportunity for Employee, together with Employee's counsel, to be heard before the Board), finding that in the good faith opinion of the board Employee was guilty of conduct set forth above in either clause (A) or (B) of the first sentence of this Subsection.

                 (iii) GOOD REASON. Employee shall be entitled to terminate his employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without Employee's express written consent, the occurrence after a change in control of the Corporation of any of the following circumstances unless, in the case of paragraphs (A), (E), (F), (G), or (H), the circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination, as defined in Subsections 3(v) and 3(iv), respectively, given in respect to them:

                          (A) a material adverse alteration in the nature or status of Employee's responsibilities from those in effect immediately prior to the change in control of the Corporation;

                          (B) a reduction by the Corporation in Employee's annual base salary except for across-the-board salary reductions similarly affecting all key employees of the Corporation and all key employees of any person in control of the Corporation;

                          (C) relocation of Employee by Corporation to a location not within twenty-five (25) miles of his present office or job location, except for required travel on the Corporation's business to an extent substantially consistent with his present business travel obligations;

                          (D) the failure by the Corporation, without Employee's consent, to pay any part of Employee's current compensation, or to pay any part of an installment of deferred compensation under any deferred compensation program of the Corporation within 7 days of the date the compensation is due;

                          (E) the failure by the Corporation to continue in effect any bonus to which Employee is entitled, or any compensation plan in which he participates immediately prior to the change in control of the Corporation, including but not limited to the Corporation's Stock Option Plans, Executive Deferred Income Plan, Retirement Income Plan, Retirement Savings Plan, and Flexible Benefit Plan, or any substitute plans adopted prior to the change of control in the Corporation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to the plan, or the failure by the Corporation to continue Employee's participation in it (or in such substitute or alternative plan) on a basis not less favorable, both in terms of the amount of benefits provided and the level of his participation relative to other participants, as existed at the time of the change in control;

                          (F) the failure by the Corporation to continue to provide Employee with benefits substantially similar to those enjoyed by him under the Corporation's life insurance, medical, health and accident, or disability plans in which he was participating at the time of the change in control of the Corporation;

                          (G) the failure of the Corporation to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 5 of this Agreement; or

                          (H) any purported termination of Employee's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection (iv) below (and, if applicable, the requirements of Subsection (ii) above); for purposes of this Agreement, no such purported termination shall be effective.

          Employee's rights to terminate his employment pursuant to this Subsection shall not be affected by his incapacity due to physical or mental illness. Employee's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason under this Agreement. In the event Employee delivers Notice of Termination based on circumstances set forth in Paragraphs (A), (E), (F), (G), or (H) above, which are fully corrected prior to the Date of Termination set forth in said Notice of Termination, the Notice of Termination shall be deemed withdrawn and of no further force and effect.

                 (iv) NOTICE OF TERMINATION. Any purported termination of Employee's employment by the Corporation or by Employee shall be communicated by written Notice of Termination to the other party to this Agreement in accordance with Section 6 of this Agreement. For purpose of this Agreement, a "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied on, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the employment under the provision so indicated.

                 (v) DATE OF TERMINATION, ETC. "Date of Termination" shall mean (A) if Employee's employment is terminated for Inability to Perform, 30 days after Notice of Termination is given (provided that he shall not have returned to full-time performance of his duties during such 30-day period), and
(B) if Employee's employment is terminated pursuant to Subsection (ii) or (iii) above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to Subsection (ii) above shall not be less than 30 days, and in the case of a termination pursuant to Subsection (iii) above shall not be less than 15 nor more than 60 days, respectively, from the date the Notice of Termination is given). However, if within 15 days after any Notice of Termination is given, or , if later, prior to the Date of Termination (as determined without regard to this provision), the party receiving the Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order, or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal has expired and no appeal has been perfected). The Date of Termination shall be extended by a notice of dispute only if the notice is given in good faith and the party giving the notice pursues the resolution of the dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Corporation will continue to pay Employee his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue Employee as a participant in all compensation, benefit, and insurance plans in which he was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement except to the extent otherwise provided in subsection 4(iv).

         4. COMPENSATION ON TERMINATION OR DURING DISABILITY. Following a change in control of the Corporation, as defined by Section 2, on termination of Employee's employment or during a period of disability he shall be entitled to the following results:

                 (i) During any period that Employee fails to perform his full-time duties with the Corporation as a result of incapacity due to physical or mental illness, he shall continue to receive his base salary at the rate in effect at the commencement of any such period, together with all amounts payable to him under any compensation plan of the Corporation during the period, until this Agreement is terminated pursuant to Section 3(i) above. Thereafter, or in the event Employee's employment shall be terminated by the Corporation or by Employee for Retirement, or by reason of Employee's death, Employee's benefits shall be determined under the Corporation's retirement, insurance, and other compensation programs then in effect in accordance with the terms of those programs.

                 (ii) If Employee's employment shall be terminated by the Corporation for Cause or by Employee other than for Good Reason, Disability, Death, or Retirement, the Corporation shall pay

Employee his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts and benefits to which Employee is entitled under any compensation plan of the Corporation at the time the payments are due.

                 (iii) If within thirty-six (36) months following a Change of Control Employee's employment by the Corporation shall be terminated (a) by the Corporation other than for Cause, Retirement or Inability to Perform, or (b) by Employee for Good Reason, then Employee shall be entitled to the benefits provided below:

                          (A) The Corporation shall pay Employee his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts and benefits to which he is entitled under any compensation plan of the Corporation, at the time the payments are due, except as otherwise provided below.

                          (B) The Corporation also shall pay as severance pay to Employee a lump sum severance payment (together with the payments provided in paragraphs C and D, below, the "Severance Payments") equal to three (3) times the Employee's annual base salary in effect immediately prior to the occurrence of the circumstance giving rise to the Notice of Termination , plus three (3) times the Employee's average annual bonus for the last three years.

                          (C) The Corporation also shall pay Employee any deferred compensation, including, but not limited to deferred bonuses, allocated or credited to Employee or Employee's account as of the Date of Termination. Payments made pursuant to the Executives Deferred Income Plan shall be made as provided by said Plan and shall not be deemed to be modified by the terms of this Agreement.

                          (D) Any outstanding options to purchase shares of Common Stock of the Corporation which are held by Employee under the Corporation's Stock Option Plans shall be exercisable in accordance with the terms of the Stock Based Long Term Incentive Plan II.

                          (E) The Corporation shall provide medical insurance benefits to Employee for three (3) years from Date of Termination or until Employee secures employment with another company providing similar welfare benefits. The Corporation will pay for such benefits in the same manner as in existence on the Date of Termination.

                          (F)     The payments provided for in Paragraphs (A),
         (B), and (C) above, shall be made no later than the fifth day following the Date of Termination. However, if the amounts of the payment cannot be finally determined on or before that day, the Corporation shall pay Employee an estimate, as determined in good faith by the Corporation, of the minimum amount of such payments and shall pay the remainder of those payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount can be determined but in no event later than the 30th day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, the excess shall constitute a loan by the Corporation repayable on the 5th day after demand by the Corporation (together with interest at the rate provided in Section 1274(b)(2)(B) of the
         Code).

                 (iv) In the event that Employee is a "disqualified individual" within the meaning of Section 280G of the Code, the parties expressly agree that the payments described in this Section 4 and all other payments to Employee under any other agreements or arrangements with any persons that constitute "parachute payments" within the meaning of Section 280G of the Code are collectively subject to an overall maximum limit. The maximum limit shall be One Dollar ($1.00) less than the aggregate amount that would otherwise cause any such payments to be considered a "parachute payment" within the meaning of Section 280G of the Code, as determined by the Corporation. Accordingly, to the extent that the payments would be considered a "parachute payment" with respect to Employee, then the portions of such payments shall be reduced or eliminated in the following order until the remaining change of control termination payments with respect to Employee is within the maximum described in this Subsection (iv):

                          (A)     First, any cash payment to Employee;

                          (B) Second, any change of control termination payments not described in this Agreement; and

                          (C)     Third, any forgiveness of Employee
         indebtedness to the Corporation.

         Employee expressly and irrevocably waives any and all rights to receive any change in control termination payments that exceed the maximum limit described in this Subsection (iv).

                 (v) Employee shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by Employee as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by Employee to the Corporation, or otherwise except as specifically provided in this Section 4.

                 (vi) In addition to all other amounts payable to Employee under this Section 4, Employee shall be entitled to receive all benefits payable to Employee under the Corporation's Retirement Savings Plan, its Retirement Income Plan, the Executives' Deferred Income Plan and any other plan or agreement relating to retirement benefits.

                 (vii) Notwithstanding any other provisions of this Agreement, no payments shall be made hereunder by Corporation which would be in violation of any law or regulation applicable to Corporation, including, without limitation, the provisions of Part 359 of Title 12, Code of Federal Regulations, it being understood and agreed that Corporation's obligations hereunder shall not exceed any valid limits imposed by a regulatory body.

         5. SUCCESSORS; BINDING AGREEMENT. (i) The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Corporation to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place. Failure of the Corporation to obtain the assumption and agreement prior to the effectiveness of any succession shall be a breach of this Agreement and shall entitle Employee to compensation from the Corporation in the same amount and on the same terms as Employee would have been entitled to under this Agreement if Employee had terminated his employment for Good Reason following a change in control of the Corporation, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Corporation" shall mean the Corporation as defined above and any successor to its business and/or assets that assumes and agrees to perform this Agreement by operation of law, or otherwise.

                 (ii) This Agreement shall inure to the benefit of and be enforceable by Employee's personal or legal representatives, executors, administrators, heirs, distributees, and legatees. If Employee should die while any amount would still be payable to Employee, all such amounts, unless otherwise provided in this Agreement, shall be paid in accordance with the terms of this Agreement to Employee's legatee or other designee or, if there is no such designee, to Employee's estate.

         6. NOTICE. For the purpose of this Agreement, all notices and other communications provided for in the Agreement shall be in writing and shall be deemed to have been fully given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Corporation shall be directed to the attention of the Board with a copy to the Secretary of the Corporation, or to such other address as either party may have furnished to the other in writing in accordance with this Agreement, except that notice of a change of address shall be effective only on receipt.

         7. MISCELLANEOUS. No provision of this Agreement may be modified, waived, or discharged unless the waiver, modification, or discharge is agreed to in writing and signed by Employee and such officer as may be specifically designated by the Board. No waiver by either party to this Agreement at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter of this Agreement have been made by either party that are not expressly set forth in this Agreement. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Mississippi. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for shall be paid net of any applicable withholding or deduction required under federal, state, or local law. The obligations of the Corporation under Section 4 shall survive the expiration of the term of this Agreement.

         8. VALIDITY. The invalidity or enforceability of any provision of this Agreement shall not affect the validity or unenforceability of any other provision of this Agreement, which shall remain in full force and effect.

         9. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         10. DISPUTES. Any dispute or controversy arising under or in connection with this Agreement (a "Dispute") shall be resolved as follows:

                 (i) Negotiation. In the event of a Dispute, the parties shall use their best efforts to settle such dispute through informal negotiations. To this effect, they shall consult and negotiate with each other, in good faith and, recognizing their mutual interests, attempt to reach a just and equitable solution satisfactory to both parties. If they do not reach such solution within a period of thirty
         (30) days from the date one party first
         notifies in writing another of the claim(s) giving rise to the Dispute, then upon written notice by either party to the other, the Dispute shall be submitted to mediation as set forth below.

                 (ii) Mediation. If such Dispute cannot be settled through negotiation within such thirty (30) day period, the parties agree to then endeavor to settle the Dispute in an amicable manner by mediation administered by the American Arbitration Association ("AAA") under its Commercial Mediation Rules. Such mediation shall occur in Jackson, Mississippi before a mediator who is skilled in mediating commercial disputes. AAA shall appoint a mediator meeting the qualifications set out above. Such mediation shall consist of no more than two sessions occurring within the twenty (20) days first following the end of the negotiation period referred to above. Thereafter, any unresolved Dispute shall be settled by arbitration in the manner set forth below. The mediator cannot serve as an arbitrator.

                 (iii) Arbitration. Any Dispute which remains unresolved following mediation shall be submitted to binding arbitration in accordance with Title 9 of the United States Code (United States Arbitration Act). This arbitration shall be administered by AAA in accordance with its Commercial Arbitration Rules (the "Rules"). The situs of the arbitration shall be Jackson, Mississippi unless otherwise mutually agreed by the parties. The arbitration shall be expedited such that, unless the parties otherwise agree or unless necessary to allow the parties to gather and exchange appropriate documentary or other evidence or information, (a) the panel shall be selected within 30 days following the filing of the Notice of Claim with AAA, (b) the hearing shall commence within 45 days following the filing of the Notice of Claim, (c) the hearing shall be continued as expeditiously as possible until concluded and (d) the award shall be rendered within 10 days following the conclusion of the hearing. If the claim or controversy arising from this Agreement is greater than Five Hundred Thousand Dollars ($500,000) either party hereto shall have the right to proceed judicially and shall not be required to arbitrate.

                 (iv) Number and Qualification of Arbitrators. The arbitration shall be conducted before and decided by a panel of two arbitrators. Each shall be an attorney licensed to practice law in any of the United States, having been admitted to practice for no fewer than fifteen years.

                 (v) Remedies and Choice of Law. The arbitrators shall have authority to award any remedy or relief that a court of the State of Mississippi could award or grant, including, without limitation, specific performance of any obligations created under this Agreement; provided however, that the arbitrators shall not have the authority to award punitive damages against either party.

                 (vi) Fees and Expenses. The arbitrators shall have the authority to award to the prevailing party, if any, as determined by the arbitrators, all of its costs and fees, in such amounts as the arbitrators deem just. "Costs and Fees" mean all reasonable pre-award expenses of the arbitration, including the arbitrators' fees, administrative fees, travel expenses, other out-of-pocket expenses, witness (including expert witness) fees and expenses and attorneys' fees and expenses.

                 (vii) Finality and Enforcement. Any award rendered by the arbitrators shall be final, binding and conclusive. The parties hereby agree to submit to the personal jurisdiction of the courts of the State of Mississippi for the enforcement of the award. The award may also be enforced in any other court of competent jurisdiction.

         11. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties with respect to its subject matter and supersedes all prior written or oral agreements or understandings with respect to the subject matter.

         In witness whereof, the parties have executed this agreement at Jackson, Mississippi the day and year first above written.



                                        DEPOSIT GUARANTY CORP.


                                        By:
                                           ------------------------------------

                                        Title:
                                              ---------------------------------





                                        --------------------------------------
                                        THOMAS M. HONTZAS

                    CHANGE OF CONTROL TERMINATION AGREEMENT

         This Change of Control Termination Agreement (the "Agreement") is entered into on _________________, 1997, between Deposit Guaranty Corp., a Mississippi corporation, with its principal place of business located at 210 East Capitol Street, Jackson, Mississippi 39201, (the "Corporation") and
W. Parks Johnson of 108 Woodland Hills Boulevard, Madison, Mississippi 39110 ("Employee").

                                  WITNESSETH:

         WHEREAS, the Corporation considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Corporation (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control may exist. This possibility, and the uncertainty and questions that it may raise among key management, may result in the departure or distraction of key management personnel to the detriment of the Corporation and its stockholders; and

         WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key members of the Corporation's management, including Employee, to the assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Corporation; and

         WHEREAS, to induce Employee to remain in the employ of the Corporation, and in consideration of Employee's agreement set forth below, the Corporation agrees that Employee shall receive the severance benefits set forth in this Agreement in the event Employee's employment with the Corporation is terminated subsequent to a "change in control of the Corporation" (as defined in Section 2 below) under the circumstances described below. This Agreement is meant to supersede any other specific written agreements that may have been entered into between Employee and the Corporation concerning the consequences of any termination of Employee's employment.

         THEREFORE, in consideration of Employee's continued employment and the parties' agreement to be bound by the terms contained in this Agreement, the parties agree as follows:

         1. TERM OF AGREEMENT. This Agreement shall commence on January 1, 1997, and shall continue in effect through December 31, 1997. However, commencing on December 31, 1997, and each December 31 afterwards, the term of this Agreement shall automatically be extended for 1 additional year unless, no later than the preceding November 1, the Corporation shall have given notice that it does not wish to extend this Agreement. If a change in control of the Corporation shall have occurred during the original or any extended term of this Agreement, this Agreement shall continue in effect for a period of 36 months beyond the month in which the change in control occurred. Notwithstanding the foregoing, and provided no change of control shall have occurred, this Agreement shall automatically terminate on the earlier to occur of (i) Employee's termination of employment with the Corporation, or (ii) the Corporation's furnishing Employee with notice of termination, irrespective of the effective date of the termination.

         2. CHANGE IN CONTROL. No benefits shall be payable under this Agreement unless there shall have been a change in control of the Corporation, as set forth below. For purposes of this Agreement, a "change in control of the Corporation" shall mean a change of control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Corporation is in fact required to comply with that regulation, provided that, without limitation, such a change in control shall be deemed to have occurred if (A) any "person" (as that term is used in Section 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities; (B) during any period of 2 consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of the period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clauses (A) or (D) of this Section) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority; (C) the Corporation enters into an agreement, the consummation of which would result in the occurrence of a change in control of the Corporation; or (D) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior to it continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after the merger or consolidation, or the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

         3. TERMINATION FOLLOWING CHANGE IN CONTROL. If any of the events described in Section 2 above constituting a change in control of the Corporation shall have occurred, Employee shall be entitled to the benefits provided in Subsection 4(iii) below on the termination of Employee's employment during the 36 months following a Change of Control, unless the termination is
(A) because of Employee's death, Inability to Perform or Retirement, (B) by the Corporation for Cause or (C) by Employee other than for Good Reason.

                 (i) INABILITY TO PERFORM; RETIREMENT. If, as a result of Employee's incapacity due to physical or mental illness, Employee shall have been absent from the full-time performance of his duties with the Corporation for 6 consecutive months, and within 30 days after written notice of termination is given Employee has not returned to the full-time performance of Employee's duties, Employee's employment may be terminated for "inability to perform the essential functions of his employment." Termination by the Corporation or by Employee of Employee's employment based on "Retirement" shall mean termination in accordance with the Corporation's retirement policy, including early retirement, generally applicable to its salaried employees or in accordance with any retirement arrangement established with Employee's consent.

                 (ii) CAUSE. Termination by the Corporation for "Cause" shall mean termination on (A) the willful and continued failure by Employee to substantially perform Employee's duties with the Corporation (other than any such failure resulting from Employee's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance by Employee of a Notice of Termination for Good Reason as defined in Subsections 3(iv) and 3(iii), respectively) after a written demand for substantial performance is delivered to Employee by the Board, specifically identifying the manner in which the Board believes that Employee has not substantially performed his duties; or (B) willful misconduct by the Employee clearly contrary to the interests of the Corporation. Employee may be terminated for Cause only upon delivery to Employee of a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to Employee and an opportunity for Employee, together with Employee's counsel, to be heard before the Board), finding that in the good faith opinion of the board Employee was guilty of conduct set forth above in either clause (A) or (B) of the first sentence of this Subsection.

                 (iii) GOOD REASON. Employee shall be entitled to terminate his employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without Employee's express written consent, the occurrence after a change in control of the Corporation of any of the following circumstances unless, in the case of paragraphs (A), (E), (F), (G), or (H), the circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination, as defined in Subsections 3(v) and 3(iv), respectively, given in respect to them:

                          (A) a material adverse alteration in the nature or status of Employee's responsibilities from those in effect immediately prior to the change in control of the Corporation;

                          (B) a reduction by the Corporation in Employee's annual base salary except for across-the-board salary reductions similarly affecting all key employees of the Corporation and all key employees of any person in control of the Corporation;

                          (C) relocation of Employee by Corporation to a location not within twenty-five (25) miles of his present office or job location, except for required travel on the Corporation's business to an extent substantially consistent with his present business travel obligations;

                          (D) the failure by the Corporation, without Employee's consent, to pay any part of Employee's current compensation, or to pay any part of an installment of deferred compensation under any deferred compensation program of the Corporation within 7 days of the date the compensation is due;

                          (E) the failure by the Corporation to continue in effect any bonus to which Employee is entitled, or any compensation plan in which he participates immediately prior to the change in control of the Corporation, including but not limited to the Corporation's Stock Option Plans, Executive Deferred Income Plan, Retirement Income Plan, Retirement Savings Plan, and Flexible Benefit Plan, or any substitute plans adopted prior to the change of control in the Corporation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to the plan, or the failure by the Corporation to continue Employee's participation in it (or in such substitute or alternative plan) on a basis not less favorable, both in terms of the amount of benefits provided and the level of his participation relative to other participants, as existed at the time of the change in control;

                          (F) the failure by the Corporation to continue to provide Employee with benefits substantially similar to those enjoyed by him under the Corporation's life insurance, medical, health and accident, or disability plans in which he was participating at the time of the change in control of the Corporation;

                          (G) the failure of the Corporation to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 5 of this Agreement; or

                          (H) any purported termination of Employee's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection (iv) below (and, if applicable, the requirements of Subsection (ii) above); for purposes of this Agreement, no such purported termination shall be effective.

          Employee's rights to terminate his employment pursuant to this Subsection shall not be affected by his incapacity due to physical or mental illness. Employee's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason under this Agreement. In the event Employee delivers Notice of Termination based on circumstances set forth in Paragraphs (A), (E), (F), (G), or (H) above, which are fully corrected prior to the Date of Termination set forth in said Notice of Termination, the Notice of Termination shall be deemed withdrawn and of no further force and effect.

                 (iv) NOTICE OF TERMINATION. Any purported termination of Employee's employment by the Corporation or by Employee shall be communicated by written Notice of Termination to the other party to this Agreement in accordance with Section 6 of this Agreement. For purpose of this Agreement, a "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied on, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the employment under the provision so indicated.

                 (v) DATE OF TERMINATION, ETC. "Date of Termination" shall mean (A) if Employee's employment is terminated for Inability to Perform, 30 days after Notice of Termination is given (provided that he shall not have returned to full-time performance of his duties during such 30-day period), and
(B) if Employee's employment is terminated pursuant to Subsection (ii) or (iii) above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to Subsection (ii) above shall not be less than 30 days, and in the case of a termination pursuant to Subsection (iii) above shall not be less than 15 nor more than 60 days, respectively, from the date the Notice of Termination is given). However, if within 15 days after any Notice of Termination is given, or , if later, prior to the Date of Termination (as determined without regard to this provision), the party receiving the Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order, or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal has expired and no appeal has been perfected). The Date of Termination shall be extended by a notice of dispute only if the notice is given in good faith and the party giving the notice pursues the resolution of the dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Corporation will continue to pay Employee his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue Employee as a participant in all compensation, benefit, and insurance plans in which he was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement except to the extent otherwise provided in subsection 4(iv).

         4. COMPENSATION ON TERMINATION OR DURING DISABILITY. Following a change in control of the Corporation, as defined by Section 2, on termination of Employee's employment or during a period of disability he shall be entitled to the following results:

                 (i) During any period that Employee fails to perform his full-time duties with the Corporation as a result of incapacity due to physical or mental illness, he shall continue to receive his base salary at the rate in effect at the commencement of any such period, together with all amounts payable to him under any compensation plan of the Corporation during the period, until this Agreement is terminated pursuant to Section 3(i) above. Thereafter, or in the event Employee's employment shall be terminated by the Corporation or by Employee for Retirement, or by reason of Employee's death, Employee's benefits shall be determined under the Corporation's retirement, insurance, and other compensation programs then in effect in accordance with the terms of those programs.

                 (ii) If Employee's employment shall be terminated by the Corporation for Cause or by Employee other than for Good Reason, Disability, Death, or Retirement, the Corporation shall pay

Employee his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts and benefits to which Employee is entitled under any compensation plan of the Corporation at the time the payments are due.

                 (iii) If within thirty-six (36) months following a Change of Control Employee's employment by the Corporation shall be terminated (a) by the Corporation other than for Cause, Retirement or Inability to Perform, or (b) by Employee for Good Reason, then Employee shall be entitled to the benefits provided below:

                          (A) The Corporation shall pay Employee his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts and benefits to which he is entitled under any compensation plan of the Corporation, at the time the payments are due, except as otherwise provided below.

                          (B) The Corporation also shall pay as severance pay to Employee a lump sum severance payment (together with the payments provided in paragraphs C and D, below, the "Severance Payments") equal to three (3) times the Employee's annual base salary in effect immediately prior to the occurrence of the circumstance giving rise to the Notice of Termination , plus three (3) times the Employee's average annual bonus for the last three years.

                          (C) The Corporation also shall pay Employee any deferred compensation, including, but not limited to deferred bonuses, allocated or credited to Employee or Employee's account as of the Date of Termination. Payments made pursuant to the Executives Deferred Income Plan shall be made as provided by said Plan and shall not be deemed to be modified by the terms of this Agreement.

                          (D) Any outstanding options to purchase shares of Common Stock of the Corporation which are held by Employee under the Corporation's Stock Option Plans shall be exercisable in accordance with the terms of the Stock Based Long Term Incentive Plan II.

                          (E) The Corporation shall provide medical insurance benefits to Employee for three (3) years from Date of Termination or until Employee secures employment with another company providing similar welfare benefits. The Corporation will pay for such benefits in the same manner as in existence on the Date of Termination.

                          (F)     The payments provided for in Paragraphs (A),
         (B), and (C) above, shall be made no later than the fifth day following the Date of Termination. However, if the amounts of the payment cannot be finally determined on or before that day, the Corporation shall pay Employee an estimate, as determined in good faith by the Corporation, of the minimum amount of such payments and shall pay the remainder of those payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount can be determined but in no event later than the 30th day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, the excess shall constitute a loan by the Corporation repayable on the 5th day after demand by the Corporation (together with interest at the rate provided in Section 1274(b)(2)(B) of the
         Code).

                 (iv) In the event that Employee is a "disqualified individual" within the meaning of Section 280G of the Code, the parties expressly agree that the payments described in this Section 4 and all other payments to Employee under any other agreements or arrangements with any persons that constitute "parachute payments" within the meaning of Section 280G of the Code are collectively subject to an overall maximum limit. The maximum limit shall be One Dollar ($1.00) less than the aggregate amount that would otherwise cause any such payments to be considered a "parachute payment" within the meaning of Section 280G of the Code, as determined by the Corporation. Accordingly, to the extent that the payments would be considered a "parachute payment" with respect to Employee, then the portions of such payments shall be reduced or eliminated in the following order until the remaining change of control termination payments with respect to Employee is within the maximum described in this Subsection (iv):

                          (A)     First, any cash payment to Employee;

                          (B) Second, any change of control termination payments not described in this Agreement; and

                          (C)     Third, any forgiveness of Employee
         indebtedness to the Corporation.

         Employee expressly and irrevocably waives any and all rights to receive any change in control termination payments that exceed the maximum limit described in this Subsection (iv).

                 (v) Employee shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by Employee as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by Employee to the Corporation, or otherwise except as specifically provided in this Section 4.

                 (vi) In addition to all other amounts payable to Employee under this Section 4, Employee shall be entitled to receive all benefits payable to Employee under the Corporation's Retirement Savings Plan, its Retirement Income Plan, the Executives' Deferred Income Plan and any other plan or agreement relating to retirement benefits.

                 (vii) Notwithstanding any other provisions of this Agreement, no payments shall be made hereunder by Corporation which would be in violation of any law or regulation applicable to Corporation, including, without limitation, the provisions of Part 359 of Title 12, Code of Federal Regulations, it being understood and agreed that Corporation's obligations hereunder shall not exceed any valid limits imposed by a regulatory body.

         5. SUCCESSORS; BINDING AGREEMENT. (i) The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Corporation to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place. Failure of the Corporation to obtain the assumption and agreement prior to the effectiveness of any succession shall be a breach of this Agreement and shall entitle Employee to compensation from the Corporation in the same amount and on the same terms as Employee would have been entitled to under this Agreement if Employee had terminated his employment for Good Reason following a change in control of the Corporation, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Corporation" shall mean the Corporation as defined above and any successor to its business and/or assets that assumes and agrees to perform this Agreement by operation of law, or otherwise.

                 (ii) This Agreement shall inure to the benefit of and be enforceable by Employee's personal or legal representatives, executors, administrators, heirs, distributees, and legatees. If Employee should die while any amount would still be payable to Employee, all such amounts, unless otherwise provided in this Agreement, shall be paid in accordance with the terms of this Agreement to Employee's legatee or other designee or, if there is no such designee, to Employee's estate.

         6. NOTICE. For the purpose of this Agreement, all notices and other communications provided for in the Agreement shall be in writing and shall be deemed to have been fully given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Corporation shall be directed to the attention of the Board with a copy to the Secretary of the Corporation, or to such other address as either party may have furnished to the other in writing in accordance with this Agreement, except that notice of a change of address shall be effective only on receipt.

         7. MISCELLANEOUS. No provision of this Agreement may be modified, waived, or discharged unless the waiver, modification, or discharge is agreed to in writing and signed by Employee and such officer as may be specifically designated by the Board. No waiver by either party to this Agreement at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter of this Agreement have been made by either party that are not expressly set forth in this Agreement. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Mississippi. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for shall be paid net of any applicable withholding or deduction required under federal, state, or local law. The obligations of the Corporation under Section 4 shall survive the expiration of the term of this Agreement.

         8. VALIDITY. The invalidity or enforceability of any provision of this Agreement shall not affect the validity or unenforceability of any other provision of this Agreement, which shall remain in full force and effect.

         9. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         10. DISPUTES. Any dispute or controversy arising under or in connection with this Agreement (a "Dispute") shall be resolved as follows:

                 (i) Negotiation. In the event of a Dispute, the parties shall use their best efforts to settle such dispute through informal negotiations. To this effect, they shall consult and negotiate with each other, in good faith and, recognizing their mutual interests, attempt to reach a just and equitable solution satisfactory to both parties. If they do not reach such solution within a period of thirty
         (30) days from the date one party first
         notifies in writing another of the claim(s) giving rise to the Dispute, then upon written notice by either party to the other, the Dispute shall be submitted to mediation as set forth below.

                 (ii) Mediation. If such Dispute cannot be settled through negotiation within such thirty (30) day period, the parties agree to then endeavor to settle the Dispute in an amicable manner by mediation administered by the American Arbitration Association ("AAA") under its Commercial Mediation Rules. Such mediation shall occur in Jackson, Mississippi before a mediator who is skilled in mediating commercial disputes. AAA shall appoint a mediator meeting the qualifications set out above. Such mediation shall consist of no more than two sessions occurring within the twenty (20) days first following the end of the negotiation period referred to above. Thereafter, any unresolved Dispute shall be settled by arbitration in the manner set forth below. The mediator cannot serve as an arbitrator.

                 (iii) Arbitration. Any Dispute which remains unresolved following mediation shall be submitted to binding arbitration in accordance with Title 9 of the United States Code (United States Arbitration Act). This arbitration shall be administered by AAA in accordance with its Commercial Arbitration Rules (the "Rules"). The situs of the arbitration shall be Jackson, Mississippi unless otherwise mutually agreed by the parties. The arbitration shall be expedited such that, unless the parties otherwise agree or unless necessary to allow the parties to gather and exchange appropriate documentary or other evidence or information, (a) the panel shall be selected within 30 days following the filing of the Notice of Claim with AAA, (b) the hearing shall commence within 45 days following the filing of the Notice of Claim, (c) the hearing shall be continued as expeditiously as possible until concluded and (d) the award shall be rendered within 10 days following the conclusion of the hearing. If the claim or controversy arising from this Agreement is greater than Five Hundred Thousand Dollars ($500,000) either party hereto shall have the right to proceed judicially and shall not be required to arbitrate.

                 (iv) Number and Qualification of Arbitrators. The arbitration shall be conducted before and decided by a panel of two arbitrators. Each shall be an attorney licensed to practice law in any of the United States, having been admitted to practice for no fewer than fifteen years.

                 (v) Remedies and Choice of Law. The arbitrators shall have authority to award any remedy or relief that a court of the State of Mississippi could award or grant, including, without limitation, specific performance of any obligations created under this Agreement; provided however, that the arbitrators shall not have the authority to award punitive damages against either party.

                 (vi) Fees and Expenses. The arbitrators shall have the authority to award to the prevailing party, if any, as determined by the arbitrators, all of its costs and fees, in such amounts as the arbitrators deem just. "Costs and Fees" mean all reasonable pre-award expenses of the arbitration, including the arbitrators' fees, administrative fees, travel expenses, other out-of-pocket expenses, witness (including expert witness) fees and expenses and attorneys' fees and expenses.

                 (vii) Finality and Enforcement. Any award rendered by the arbitrators shall be final, binding and conclusive. The parties hereby agree to submit to the personal jurisdiction of the courts of the State of Mississippi for the enforcement of the award. The award may also be enforced in any other court of competent jurisdiction.

         11. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties with respect to its subject matter and supersedes all prior written or oral agreements or understandings with respect to the subject matter.

         In witness whereof, the parties have executed this agreement at Jackson, Mississippi the day and year first above written.



                                        DEPOSIT GUARANTY CORP.


                                        By:
                                           ------------------------------------

                                        Title:
                                              ---------------------------------





                                        --------------------------------------
                                        W. PARKS JOHNSON

                    CHANGE OF CONTROL TERMINATION AGREEMENT

         This Change of Control Termination Agreement (the "Agreement") is entered into on _________________, 1997, between Deposit Guaranty Corp., a Mississippi corporation, with its principal place of business located at 210 East Capitol Street, Jackson, Mississippi 39201, (the "Corporation") and James S. Lenoir of 109 Park Lane, Ridgeland, Mississippi 39157 ("Employee").

                                  WITNESSETH:

         WHEREAS, the Corporation considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Corporation (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control may exist. This possibility, and the uncertainty and questions that it may raise among key management, may result in the departure or distraction of key management personnel to the detriment of the Corporation and its stockholders; and

         WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key members of the Corporation's management, including Employee, to the assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Corporation; and

         WHEREAS, to induce Employee to remain in the employ of the Corporation, and in consideration of Employee's agreement set forth below, the Corporation agrees that Employee shall receive the severance benefits set forth in this Agreement in the event Employee's employment with the Corporation is terminated subsequent to a "change in control of the Corporation" (as defined in Section 2 below) under the circumstances described below. This Agreement is meant to supersede any other specific written agreements that may have been entered into between Employee and the Corporation concerning the consequences of any termination of Employee's employment.

         THEREFORE, in consideration of Employee's continued employment and the parties' agreement to be bound by the terms contained in this Agreement, the parties agree as follows:

         1. TERM OF AGREEMENT. This Agreement shall commence on January 1, 1997, and shall continue in effect through December 31, 1997. However, commencing on December 31, 1997, and each December 31 afterwards, the term of this Agreement shall automatically be extended for 1 additional year unless, no later than the preceding November 1, the Corporation shall have given notice that it does not wish to extend this Agreement. If a change in control of the Corporation shall have occurred during the original or any extended term of this Agreement, this Agreement shall continue in effect for a period of 36 months beyond the month in which the change in control occurred. Notwithstanding the foregoing, and provided no change of control shall have occurred, this Agreement shall automatically terminate on the earlier to occur of (i) Employee's termination of employment with the Corporation, or (ii) the Corporation's furnishing Employee with notice of termination, irrespective of the effective date of the termination.

         2. CHANGE IN CONTROL. No benefits shall be payable under this Agreement unless there shall have been a change in control of the Corporation, as set forth below. For purposes of this Agreement, a "change in control of the Corporation" shall mean a change of control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Corporation is in fact required to comply with that regulation, provided that, without limitation, such a change in control shall be deemed to have occurred if (A) any "person" (as that term is used in Section 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities; (B) during any period of 2 consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of the period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clauses (A) or (D) of this Section) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority; (C) the Corporation enters into an agreement, the consummation of which would result in the occurrence of a change in control of the Corporation; or (D) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior to it continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after the merger or consolidation, or the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

         3. TERMINATION FOLLOWING CHANGE IN CONTROL. If any of the events described in Section 2 above constituting a change in control of the Corporation shall have occurred, Employee shall be entitled to the benefits provided in Subsection 4(iii) below on the termination of Employee's employment during the 36 months following a Change of Control, unless the termination is
(A) because of Employee's death, Inability to Perform or Retirement, (B) by the Corporation for Cause or (C) by Employee other than for Good Reason.

                 (i) INABILITY TO PERFORM; RETIREMENT. If, as a result of Employee's incapacity due to physical or mental illness, Employee shall have been absent from the full-time performance of his duties with the Corporation for 6 consecutive months, and within 30 days after written notice of termination is given Employee has not returned to the full-time performance of Employee's duties, Employee's employment may be terminated for "inability to perform the essential functions of his employment." Termination by the Corporation or by Employee of Employee's employment based on "Retirement" shall mean termination in accordance with the Corporation's retirement policy, including early retirement, generally applicable to its salaried employees or in accordance with any retirement arrangement established with Employee's consent.

                 (ii) CAUSE. Termination by the Corporation for "Cause" shall mean termination on (A) the willful and continued failure by Employee to substantially perform Employee's duties with the Corporation (other than any such failure resulting from Employee's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance by Employee of a Notice of Termination for Good Reason as defined in Subsections 3(iv) and 3(iii), respectively) after a written demand for substantial performance is delivered to Employee by the Board, specifically identifying the manner in which the Board believes that Employee has not substantially performed his duties; or (B) willful misconduct by the Employee clearly contrary to the interests of the Corporation. Employee may be terminated for Cause only upon delivery to Employee of a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to Employee and an opportunity for Employee, together with Employee's counsel, to be heard before the Board), finding that in the good faith opinion of the board Employee was guilty of conduct set forth above in either clause (A) or (B) of the first sentence of this Subsection.

                 (iii) GOOD REASON. Employee shall be entitled to terminate his employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without Employee's express written consent, the occurrence after a change in control of the Corporation of any of the following circumstances unless, in the case of paragraphs (A), (E), (F), (G), or (H), the circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination, as defined in Subsections 3(v) and 3(iv), respectively, given in respect to them:

                          (A) a material adverse alteration in the nature or status of Employee's responsibilities from those in effect immediately prior to the change in control of the Corporation;

                          (B) a reduction by the Corporation in Employee's annual base salary except for across-the-board salary reductions similarly affecting all key employees of the Corporation and all key employees of any person in control of the Corporation;

                          (C) relocation of Employee by Corporation to a location not within twenty-five (25) miles of his present office or job location, except for required travel on the Corporation's business to an extent substantially consistent with his present business travel obligations;

                          (D) the failure by the Corporation, without Employee's consent, to pay any part of Employee's current compensation, or to pay any part of an installment of deferred compensation under any deferred compensation program of the Corporation within 7 days of the date the compensation is due;

                          (E) the failure by the Corporation to continue in effect any bonus to which Employee is entitled, or any compensation plan in which he participates immediately prior to the change in control of the Corporation, including but not limited to the Corporation's Stock Option Plans, Executive Deferred Income Plan, Retirement Income Plan, Retirement Savings Plan, and Flexible Benefit Plan, or any substitute plans adopted prior to the change of control in the Corporation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to the plan, or the failure by the Corporation to continue Employee's participation in it (or in such substitute or alternative plan) on a basis not less favorable, both in terms of the amount of benefits provided and the level of his participation relative to other participants, as existed at the time of the change in control;

                          (F) the failure by the Corporation to continue to provide Employee with benefits substantially similar to those enjoyed by him under the Corporation's life insurance, medical, health and accident, or disability plans in which he was participating at the time of the change in control of the Corporation;

                          (G) the failure of the Corporation to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 5 of this Agreement; or

                          (H) any purported termination of Employee's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection (iv) below (and, if applicable, the requirements of Subsection (ii) above); for purposes of this Agreement, no such purported termination shall be effective.

          Employee's rights to terminate his employment pursuant to this Subsection shall not be affected by his incapacity due to physical or mental illness. Employee's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason under this Agreement. In the event Employee delivers Notice of Termination based on circumstances set forth in Paragraphs (A), (E), (F), (G), or (H) above, which are fully corrected prior to the Date of Termination set forth in said Notice of Termination, the Notice of Termination shall be deemed withdrawn and of no further force and effect.

                 (iv) NOTICE OF TERMINATION. Any purported termination of Employee's employment by the Corporation or by Employee shall be communicated by written Notice of Termination to the other party to this Agreement in accordance with Section 6 of this Agreement. For purpose of this Agreement, a "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied on, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the employment under the provision so indicated.

                 (v) DATE OF TERMINATION, ETC. "Date of Termination" shall mean (A) if Employee's employment is terminated for Inability to Perform, 30 days after Notice of Termination is given (provided that he shall not have returned to full-time performance of his duties during such 30-day period), and
(B) if Employee's employment is terminated pursuant to Subsection (ii) or (iii) above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to Subsection (ii) above shall not be less than 30 days, and in the case of a termination pursuant to Subsection (iii) above shall not be less than 15 nor more than 60 days, respectively, from the date the Notice of Termination is given). However, if within 15 days after any Notice of Termination is given, or , if later, prior to the Date of Termination (as determined without regard to this provision), the party receiving the Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order, or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal has expired and no appeal has been perfected). The Date of Termination shall be extended by a notice of dispute only if the notice is given in good faith and the party giving the notice pursues the resolution of the dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Corporation will continue to pay Employee his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue Employee as a participant in all compensation, benefit, and insurance plans in which he was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement except to the extent otherwise provided in subsection 4(iv).

         4. COMPENSATION ON TERMINATION OR DURING DISABILITY. Following a change in control of the Corporation, as defined by Section 2, on termination of Employee's employment or during a period of disability he shall be entitled to the following results:

                 (i) During any period that Employee fails to perform his full-time duties with the Corporation as a result of incapacity due to physical or mental illness, he shall continue to receive his base salary at the rate in effect at the commencement of any such period, together with all amounts payable to him under any compensation plan of the Corporation during the period, until this Agreement is terminated pursuant to Section 3(i) above. Thereafter, or in the event Employee's employment shall be terminated by the Corporation or by Employee for Retirement, or by reason of Employee's death, Employee's benefits shall be determined under the Corporation's retirement, insurance, and other compensation programs then in effect in accordance with the terms of those programs.

                 (ii) If Employee's employment shall be terminated by the Corporation for Cause or by Employee other than for Good Reason, Disability, Death, or Retirement, the Corporation shall pay

Employee his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts and benefits to which Employee is entitled under any compensation plan of the Corporation at the time the payments are due.

                 (iii) If within thirty-six (36) months following a Change of Control Employee's employment by the Corporation shall be terminated (a) by the Corporation other than for Cause, Retirement or Inability to Perform, or (b) by Employee for Good Reason, then Employee shall be entitled to the benefits provided below:

                          (A) The Corporation shall pay Employee his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts and benefits to which he is entitled under any compensation plan of the Corporation, at the time the payments are due, except as otherwise provided below.

                          (B) The Corporation also shall pay as severance pay to Employee a lump sum severance payment (together with the payments provided in paragraphs C and D, below, the "Severance Payments") equal to three (3) times the Employee's annual base salary in effect immediately prior to the occurrence of the circumstance giving rise to the Notice of Termination , plus three (3) times the Employee's average annual bonus for the last three years.

                          (C) The Corporation also shall pay Employee any deferred compensation, including, but not limited to deferred bonuses, allocated or credited to Employee or Employee's account as of the Date of Termination. Payments made pursuant to the Executives Deferred Income Plan shall be made as provided by said Plan and shall not be deemed to be modified by the terms of this Agreement.

                          (D) Any outstanding options to purchase shares of Common Stock of the Corporation which are held by Employee under the Corporation's Stock Option Plans shall be exercisable in accordance with the terms of the Stock Based Long Term Incentive Plan II.

                          (E) The Corporation shall provide medical insurance benefits to Employee for three (3) years from Date of Termination or until Employee secures employment with another company providing similar welfare benefits. The Corporation will pay for such benefits in the same manner as in existence on the Date of Termination.

                          (F)     The payments provided for in Paragraphs (A),
         (B), and (C) above, shall be made no later than the fifth day following the Date of Termination. However, if the amounts of the payment cannot be finally determined on or before that day, the Corporation shall pay Employee an estimate, as determined in good faith by the Corporation, of the minimum amount of such payments and shall pay the remainder of those payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount can be determined but in no event later than the 30th day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, the excess shall constitute a loan by the Corporation repayable on the 5th day after demand by the Corporation (together with interest at the rate provided in Section 1274(b)(2)(B) of the
         Code).

                 (iv) In the event that Employee is a "disqualified individual" within the meaning of Section 280G of the Code, the parties expressly agree that the payments described in this Section 4 and all other payments to Employee under any other agreements or arrangements with any persons that constitute "parachute payments" within the meaning of Section 280G of the Code are collectively subject to an overall maximum limit. The maximum limit shall be One Dollar ($1.00) less than the aggregate amount that would otherwise cause any such payments to be considered a "parachute payment" within the meaning of Section 280G of the Code, as determined by the Corporation. Accordingly, to the extent that the payments would be considered a "parachute payment" with respect to Employee, then the portions of such payments shall be reduced or eliminated in the following order until the remaining change of control termination payments with respect to Employee is within the maximum described in this Subsection (iv):

                          (A)     First, any cash payment to Employee;

                          (B) Second, any change of control termination payments not described in this Agreement; and

                          (C)     Third, any forgiveness of Employee
         indebtedness to the Corporation.

         Employee expressly and irrevocably waives any and all rights to receive any change in control termination payments that exceed the maximum limit described in this Subsection (iv).

                 (v) Employee shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by Employee as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by Employee to the Corporation, or otherwise except as specifically provided in this Section 4.

                 (vi) In addition to all other amounts payable to Employee under this Section 4, Employee shall be entitled to receive all benefits payable to Employee under the Corporation's Retirement Savings Plan, its Retirement Income Plan, the Executives' Deferred Income Plan and any other plan or agreement relating to retirement benefits.

                 (vii) Notwithstanding any other provisions of this Agreement, no payments shall be made hereunder by Corporation which would be in violation of any law or regulation applicable to Corporation, including, without limitation, the provisions of Part 359 of Title 12, Code of Federal Regulations, it being understood and agreed that Corporation's obligations hereunder shall not exceed any valid limits imposed by a regulatory body.

         5. SUCCESSORS; BINDING AGREEMENT. (i) The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Corporation to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place. Failure of the Corporation to obtain the assumption and agreement prior to the effectiveness of any succession shall be a breach of this Agreement and shall entitle Employee to compensation from the Corporation in the same amount and on the same terms as Employee would have been entitled to under this Agreement if Employee had terminated his employment for Good Reason following a change in control of the Corporation, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Corporation" shall mean the Corporation as defined above and any successor to its business and/or assets that assumes and agrees to perform this Agreement by operation of law, or otherwise.

                 (ii) This Agreement shall inure to the benefit of and be enforceable by Employee's personal or legal representatives, executors, administrators, heirs, distributees, and legatees. If Employee should die while any amount would still be payable to Employee, all such amounts, unless otherwise provided in this Agreement, shall be paid in accordance with the terms of this Agreement to Employee's legatee or other designee or, if there is no such designee, to Employee's estate.

         6. NOTICE. For the purpose of this Agreement, all notices and other communications provided for in the Agreement shall be in writing and shall be deemed to have been fully given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Corporation shall be directed to the attention of the Board with a copy to the Secretary of the Corporation, or to such other address as either party may have furnished to the other in writing in accordance with this Agreement, except that notice of a change of address shall be effective only on receipt.

         7. MISCELLANEOUS. No provision of this Agreement may be modified, waived, or discharged unless the waiver, modification, or discharge is agreed to in writing and signed by Employee and such officer as may be specifically designated by the Board. No waiver by either party to this Agreement at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter of this Agreement have been made by either party that are not expressly set forth in this Agreement. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Mississippi. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for shall be paid net of any applicable withholding or deduction required under federal, state, or local law. The obligations of the Corporation under Section 4 shall survive the expiration of the term of this Agreement.

         8. VALIDITY. The invalidity or enforceability of any provision of this Agreement shall not affect the validity or unenforceability of any other provision of this Agreement, which shall remain in full force and effect.

         9. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         10. DISPUTES. Any dispute or controversy arising under or in connection with this Agreement (a "Dispute") shall be resolved as follows:

                 (i) Negotiation. In the event of a Dispute, the parties shall use their best efforts to settle such dispute through informal negotiations. To this effect, they shall consult and negotiate with each other, in good faith and, recognizing their mutual interests, attempt to reach a just and equitable solution satisfactory to both parties. If they do not reach such solution within a period of thirty
         (30) days from the date one party first
         notifies in writing another of the claim(s) giving rise to the Dispute, then upon written notice by either party to the other, the Dispute shall be submitted to mediation as set forth below.

                 (ii) Mediation. If such Dispute cannot be settled through negotiation within such thirty (30) day period, the parties agree to then endeavor to settle the Dispute in an amicable manner by mediation administered by the American Arbitration Association ("AAA") under its Commercial Mediation Rules. Such mediation shall occur in Jackson, Mississippi before a mediator who is skilled in mediating commercial disputes. AAA shall appoint a mediator meeting the qualifications set out above. Such mediation shall consist of no more than two sessions occurring within the twenty (20) days first following the end of the negotiation period referred to above. Thereafter, any unresolved Dispute shall be settled by arbitration in the manner set forth below. The mediator cannot serve as an arbitrator.

                 (iii) Arbitration. Any Dispute which remains unresolved following mediation shall be submitted to binding arbitration in accordance with Title 9 of the United States Code (United States Arbitration Act). This arbitration shall be administered by AAA in accordance with its Commercial Arbitration Rules (the "Rules"). The situs of the arbitration shall be Jackson, Mississippi unless otherwise mutually agreed by the parties. The arbitration shall be expedited such that, unless the parties otherwise agree or unless necessary to allow the parties to gather and exchange appropriate documentary or other evidence or information, (a) the panel shall be selected within 30 days following the filing of the Notice of Claim with AAA, (b) the hearing shall commence within 45 days following the filing of the Notice of Claim, (c) the hearing shall be continued as expeditiously as possible until concluded and (d) the award shall be rendered within 10 days following the conclusion of the hearing. If the claim or controversy arising from this Agreement is greater than Five Hundred Thousand Dollars ($500,000) either party hereto shall have the right to proceed judicially and shall not be required to arbitrate.

                 (iv) Number and Qualification of Arbitrators. The arbitration shall be conducted before and decided by a panel of two arbitrators. Each shall be an attorney licensed to practice law in any of the United States, having been admitted to practice for no fewer than fifteen years.

                 (v) Remedies and Choice of Law. The arbitrators shall have authority to award any remedy or relief that a court of the State of Mississippi could award or grant, including, without limitation, specific performance of any obligations created under this Agreement; provided however, that the arbitrators shall not have the authority to award punitive damages against either party.

                 (vi) Fees and Expenses. The arbitrators shall have the authority to award to the prevailing party, if any, as determined by the arbitrators, all of its costs and fees, in such amounts as the arbitrators deem just. "Costs and Fees" mean all reasonable pre-award expenses of the arbitration, including the arbitrators' fees, administrative fees, travel expenses, other out-of-pocket expenses, witness (including expert witness) fees and expenses and attorneys' fees and expenses.

                 (vii) Finality and Enforcement. Any award rendered by the arbitrators shall be final, binding and conclusive. The parties hereby agree to submit to the personal jurisdiction of the courts of the State of Mississippi for the enforcement of the award. The award may also be enforced in any other court of competent jurisdiction.

         11. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties with respect to its subject matter and supersedes all prior written or oral agreements or understandings with respect to the subject matter.

         In witness whereof, the parties have executed this agreement at Jackson, Mississippi the day and year first above written.



                                        DEPOSIT GUARANTY CORP.


                                        By:
                                           ------------------------------------

                                        Title:
                                              ---------------------------------





                                        --------------------------------------
                                        JAMES S. LENOIR

                    CHANGE OF CONTROL TERMINATION AGREEMENT

         This Change of Control Termination Agreement (the "Agreement") is entered into on _________________, 1997, between Deposit Guaranty Corp., a Mississippi corporation, with its principal place of business located at 210 East Capitol Street, Jackson, Mississippi 39201, (the "Corporation") and Arlen L. McDonald of 1 Ashley Park Drive, Mississippi 39206 ("Employee").

                                  WITNESSETH:

         WHEREAS, the Corporation considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Corporation (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control may exist. This possibility, and the uncertainty and questions that it may raise among key management, may result in the departure or distraction of key management personnel to the detriment of the Corporation and its stockholders; and

         WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key members of the Corporation's management, including Employee, to the assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Corporation; and

         WHEREAS, to induce Employee to remain in the employ of the Corporation, and in consideration of Employee's agreement set forth below, the Corporation agrees that Employee shall receive the severance benefits set forth in this Agreement in the event Employee's employment with the Corporation is terminated subsequent to a "change in control of the Corporation" (as defined in Section 2 below) under the circumstances described below. This Agreement is meant to supersede any other specific written agreements that may have been entered into between Employee and the Corporation concerning the consequences of any termination of Employee's employment.

         THEREFORE, in consideration of Employee's continued employment and the parties' agreement to be bound by the terms contained in this Agreement, the parties agree as follows:

         1. TERM OF AGREEMENT. This Agreement shall commence on January 1, 1997, and shall continue in effect through December 31, 1997. However, commencing on December 31, 1997, and each December 31 afterwards, the term of this Agreement shall automatically be extended for 1 additional year unless, no later than the preceding November 1, the Corporation shall have given notice that it does not wish to extend this Agreement. If a change in control of the Corporation shall have occurred during the original or any extended term of this Agreement, this Agreement shall continue in effect for a period of 36 months beyond the month in which the change in control occurred. Notwithstanding the foregoing, and provided no change of control shall have occurred, this Agreement shall automatically terminate on the earlier to occur of (i) Employee's termination of employment with the Corporation, or (ii) the Corporation's furnishing Employee with notice of termination, irrespective of the effective date of the termination.

         2. CHANGE IN CONTROL. No benefits shall be payable under this Agreement unless there shall have been a change in control of the Corporation, as set forth below. For purposes of this Agreement, a "change in control of the Corporation" shall mean a change of control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Corporation is in fact required to comply with that regulation, provided that, without limitation, such a change in control shall be deemed to have occurred if (A) any "person" (as that term is used in Section 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities; (B) during any period of 2 consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of the period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clauses (A) or (D) of this Section) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority; (C) the Corporation enters into an agreement, the consummation of which would result in the occurrence of a change in control of the Corporation; or (D) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior to it continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after the merger or consolidation, or the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

         3. TERMINATION FOLLOWING CHANGE IN CONTROL. If any of the events described in Section 2 above constituting a change in control of the Corporation shall have occurred, Employee shall be entitled to the benefits provided in Subsection 4(iii) below on the termination of Employee's employment during the 36 months following a Change of Control, unless the termination is
(A) because of Employee's death, Inability to Perform or Retirement, (B) by the Corporation for Cause or (C) by Employee other than for Good Reason.

                 (i) INABILITY TO PERFORM; RETIREMENT. If, as a result of Employee's incapacity due to physical or mental illness, Employee shall have been absent from the full-time performance of his duties with the Corporation for 6 consecutive months, and within 30 days after written notice of termination is given Employee has not returned to the full-time performance of Employee's duties, Employee's employment may be terminated for "inability to perform the essential functions of his employment." Termination by the Corporation or by Employee of Employee's employment based on "Retirement" shall mean termination in accordance with the Corporation's retirement policy, including early retirement, generally applicable to its salaried employees or in accordance with any retirement arrangement established with Employee's consent.

                 (ii) CAUSE. Termination by the Corporation for "Cause" shall mean termination on (A) the willful and continued failure by Employee to substantially perform Employee's duties with the Corporation (other than any such failure resulting from Employee's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance by Employee of a Notice of Termination for Good Reason as defined in Subsections 3(iv) and 3(iii), respectively) after a written demand for substantial performance is delivered to Employee by the Board, specifically identifying the manner in which the Board believes that Employee has not substantially performed his duties; or (B) willful misconduct by the Employee clearly contrary to the interests of the Corporation. Employee may be terminated for Cause only upon delivery to Employee of a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to Employee and an opportunity for Employee, together with Employee's counsel, to be heard before the Board), finding that in the good faith opinion of the board Employee was guilty of conduct set forth above in either clause (A) or (B) of the first sentence of this Subsection.

                 (iii) GOOD REASON. Employee shall be entitled to terminate his employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without Employee's express written consent, the occurrence after a change in control of the Corporation of any of the following circumstances unless, in the case of paragraphs (A), (E), (F), (G), or (H), the circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination, as defined in Subsections 3(v) and 3(iv), respectively, given in respect to them:

                          (A) a material adverse alteration in the nature or status of Employee's responsibilities from those in effect immediately prior to the change in control of the Corporation;

                          (B) a reduction by the Corporation in Employee's annual base salary except for across-the-board salary reductions similarly affecting all key employees of the Corporation and all key employees of any person in control of the Corporation;

                          (C) relocation of Employee by Corporation to a location not within twenty-five (25) miles of his present office or job location, except for required travel on the Corporation's business to an extent substantially consistent with his present business travel obligations;

                          (D) the failure by the Corporation, without Employee's consent, to pay any part of Employee's current compensation, or to pay any part of an installment of deferred compensation under any deferred compensation program of the Corporation within 7 days of the date the compensation is due;

                          (E) the failure by the Corporation to continue in effect any bonus to which Employee is entitled, or any compensation plan in which he participates immediately prior to the change in control of the Corporation, including but not limited to the Corporation's Stock Option Plans, Executive Deferred Income Plan, Retirement Income Plan, Retirement Savings Plan, and Flexible Benefit Plan, or any substitute plans adopted prior to the change of control in the Corporation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to the plan, or the failure by the Corporation to continue Employee's participation in it (or in such substitute or alternative plan) on a basis not less favorable, both in terms of the amount of benefits provided and the level of his participation relative to other participants, as existed at the time of the change in control;

                          (F) the failure by the Corporation to continue to provide Employee with benefits substantially similar to those enjoyed by him under the Corporation's life insurance, medical, health and accident, or disability plans in which he was participating at the time of the change in control of the Corporation;

                          (G) the failure of the Corporation to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 5 of this Agreement; or

                          (H) any purported termination of Employee's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection (iv) below (and, if applicable, the requirements of Subsection (ii) above); for purposes of this Agreement, no such purported termination shall be effective.

          Employee's rights to terminate his employment pursuant to this Subsection shall not be affected by his incapacity due to physical or mental illness. Employee's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason under this Agreement. In the event Employee delivers Notice of Termination based on circumstances set forth in Paragraphs (A), (E), (F), (G), or (H) above, which are fully corrected prior to the Date of Termination set forth in said Notice of Termination, the Notice of Termination shall be deemed withdrawn and of no further force and effect.

                 (iv) NOTICE OF TERMINATION. Any purported termination of Employee's employment by the Corporation or by Employee shall be communicated by written Notice of Termination to the other party to this Agreement in accordance with Section 6 of this Agreement. For purpose of this Agreement, a "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied on, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the employment under the provision so indicated.

                 (v) DATE OF TERMINATION, ETC. "Date of Termination" shall mean (A) if Employee's employment is terminated for Inability to Perform, 30 days after Notice of Termination is given (provided that he shall not have returned to full-time performance of his duties during such 30-day period), and
(B) if Employee's employment is terminated pursuant to Subsection (ii) or (iii) above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to Subsection (ii) above shall not be less than 30 days, and in the case of a termination pursuant to Subsection (iii) above shall not be less than 15 nor more than 60 days, respectively, from the date the Notice of Termination is given). However, if within 15 days after any Notice of Termination is given, or , if later, prior to the Date of Termination (as determined without regard to this provision), the party receiving the Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order, or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal has expired and no appeal has been perfected). The Date of Termination shall be extended by a notice of dispute only if the notice is given in good faith and the party giving the notice pursues the resolution of the dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Corporation will continue to pay Employee his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue Employee as a participant in all compensation, benefit, and insurance plans in which he was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement except to the extent otherwise provided in subsection 4(iv).

         4. COMPENSATION ON TERMINATION OR DURING DISABILITY. Following a change in control of the Corporation, as defined by Section 2, on termination of Employee's employment or during a period of disability he shall be entitled to the following results:

                 (i) During any period that Employee fails to perform his full-time duties with the Corporation as a result of incapacity due to physical or mental illness, he shall continue to receive his base salary at the rate in effect at the commencement of any such period, together with all amounts payable to him under any compensation plan of the Corporation during the period, until this Agreement is terminated pursuant to Section 3(i) above. Thereafter, or in the event Employee's employment shall be terminated by the Corporation or by Employee for Retirement, or by reason of Employee's death, Employee's benefits shall be determined under the Corporation's retirement, insurance, and other compensation programs then in effect in accordance with the terms of those programs.

                 (ii) If Employee's employment shall be terminated by the Corporation for Cause or by Employee other than for Good Reason, Disability, Death, or Retirement, the Corporation shall pay

Employee his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts and benefits to which Employee is entitled under any compensation plan of the Corporation at the time the payments are due.

                 (iii) If within thirty-six (36) months following a Change of Control Employee's employment by the Corporation shall be terminated (a) by the Corporation other than for Cause, Retirement or Inability to Perform, or (b) by Employee for Good Reason, then Employee shall be entitled to the benefits provided below:

                          (A) The Corporation shall pay Employee his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts and benefits to which he is entitled under any compensation plan of the Corporation, at the time the payments are due, except as otherwise provided below.

                          (B) The Corporation also shall pay as severance pay to Employee a lump sum severance payment (together with the payments provided in paragraphs C and D, below, the "Severance Payments") equal to three (3) times the Employee's annual base salary in effect immediately prior to the occurrence of the circumstance giving rise to the Notice of Termination , plus three (3) times the Employee's average annual bonus for the last three years.

                          (C) The Corporation also shall pay Employee any deferred compensation, including, but not limited to deferred bonuses, allocated or credited to Employee or Employee's account as of the Date of Termination. Payments made pursuant to the Executives Deferred Income Plan shall be made as provided by said Plan and shall not be deemed to be modified by the terms of this Agreement.

                          (D) Any outstanding options to purchase shares of Common Stock of the Corporation which are held by Employee under the Corporation's Stock Option Plans shall be exercisable in accordance with the terms of the Stock Based Long Term Incentive Plan II.

                          (E) The Corporation shall provide medical insurance benefits to Employee for three (3) years from Date of Termination or until Employee secures employment with another company providing similar welfare benefits. The Corporation will pay for such benefits in the same manner as in existence on the Date of Termination.

                          (F)     The payments provided for in Paragraphs (A),
         (B), and (C) above, shall be made no later than the fifth day following the Date of Termination. However, if the amounts of the payment cannot be finally determined on or before that day, the Corporation shall pay Employee an estimate, as determined in good faith by the Corporation, of the minimum amount of such payments and shall pay the remainder of those payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount can be determined but in no event later than the 30th day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, the excess shall constitute a loan by the Corporation repayable on the 5th day after demand by the Corporation (together with interest at the rate provided in Section 1274(b)(2)(B) of the
         Code).

                 (iv) In the event that Employee is a "disqualified individual" within the meaning of Section 280G of the Code, the parties expressly agree that the payments described in this Section 4 and all other payments to Employee under any other agreements or arrangements with any persons that constitute "parachute payments" within the meaning of Section 280G of the Code are collectively subject to an overall maximum limit. The maximum limit shall be One Dollar ($1.00) less than the aggregate amount that would otherwise cause any such payments to be considered a "parachute payment" within the meaning of Section 280G of the Code, as determined by the Corporation. Accordingly, to the extent that the payments would be considered a "parachute payment" with respect to Employee, then the portions of such payments shall be reduced or eliminated in the following order until the remaining change of control termination payments with respect to Employee is within the maximum described in this Subsection (iv):

                          (A)     First, any cash payment to Employee;

                          (B) Second, any change of control termination payments not described in this Agreement; and

                          (C)     Third, any forgiveness of Employee
         indebtedness to the Corporation.

         Employee expressly and irrevocably waives any and all rights to receive any change in control termination payments that exceed the maximum limit described in this Subsection (iv).

                 (v) Employee shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by Employee as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by Employee to the Corporation, or otherwise except as specifically provided in this Section 4.

                 (vi) In addition to all other amounts payable to Employee under this Section 4, Employee shall be entitled to receive all benefits payable to Employee under the Corporation's Retirement Savings Plan, its Retirement Income Plan, the Executives' Deferred Income Plan and any other plan or agreement relating to retirement benefits.

                 (vii) Notwithstanding any other provisions of this Agreement, no payments shall be made hereunder by Corporation which would be in violation of any law or regulation applicable to Corporation, including, without limitation, the provisions of Part 359 of Title 12, Code of Federal Regulations, it being understood and agreed that Corporation's obligations hereunder shall not exceed any valid limits imposed by a regulatory body.

         5. SUCCESSORS; BINDING AGREEMENT. (i) The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Corporation to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place. Failure of the Corporation to obtain the assumption and agreement prior to the effectiveness of any succession shall be a breach of this Agreement and shall entitle Employee to compensation from the Corporation in the same amount and on the same terms as Employee would have been entitled to under this Agreement if Employee had terminated his employment for Good Reason following a change in control of the Corporation, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Corporation" shall mean the Corporation as defined above and any successor to its business and/or assets that assumes and agrees to perform this Agreement by operation of law, or otherwise.

                 (ii) This Agreement shall inure to the benefit of and be enforceable by Employee's personal or legal representatives, executors, administrators, heirs, distributees, and legatees. If Employee should die while any amount would still be payable to Employee, all such amounts, unless otherwise provided in this Agreement, shall be paid in accordance with the terms of this Agreement to Employee's legatee or other designee or, if there is no such designee, to Employee's estate.

         6. NOTICE. For the purpose of this Agreement, all notices and other communications provided for in the Agreement shall be in writing and shall be deemed to have been fully given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Corporation shall be directed to the attention of the Board with a copy to the Secretary of the Corporation, or to such other address as either party may have furnished to the other in writing in accordance with this Agreement, except that notice of a change of address shall be effective only on receipt.

         7. MISCELLANEOUS. No provision of this Agreement may be modified, waived, or discharged unless the waiver, modification, or discharge is agreed to in writing and signed by Employee and such officer as may be specifically designated by the Board. No waiver by either party to this Agreement at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter of this Agreement have been made by either party that are not expressly set forth in this Agreement. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Mississippi. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for shall be paid net of any applicable withholding or deduction required under federal, state, or local law. The obligations of the Corporation under Section 4 shall survive the expiration of the term of this Agreement.

         8. VALIDITY. The invalidity or enforceability of any provision of this Agreement shall not affect the validity or unenforceability of any other provision of this Agreement, which shall remain in full force and effect.

         9. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         10. DISPUTES. Any dispute or controversy arising under or in connection with this Agreement (a "Dispute") shall be resolved as follows:

                 (i) Negotiation. In the event of a Dispute, the parties shall use their best efforts to settle such dispute through informal negotiations. To this effect, they shall consult and negotiate with each other, in good faith and, recognizing their mutual interests, attempt to reach a just and equitable solution satisfactory to both parties. If they do not reach such solution within a period of thirty
         (30) days from the date one party first
         notifies in writing another of the claim(s) giving rise to the Dispute, then upon written notice by either party to the other, the Dispute shall be submitted to mediation as set forth below.

                 (ii) Mediation. If such Dispute cannot be settled through negotiation within such thirty (30) day period, the parties agree to then endeavor to settle the Dispute in an amicable manner by mediation administered by the American Arbitration Association ("AAA") under its Commercial Mediation Rules. Such mediation shall occur in Jackson, Mississippi before a mediator who is skilled in mediating commercial disputes. AAA shall appoint a mediator meeting the qualifications set out above. Such mediation shall consist of no more than two sessions occurring within the twenty (20) days first following the end of the negotiation period referred to above. Thereafter, any unresolved Dispute shall be settled by arbitration in the manner set forth below. The mediator cannot serve as an arbitrator.

                 (iii) Arbitration. Any Dispute which remains unresolved following mediation shall be submitted to binding arbitration in accordance with Title 9 of the United States Code (United States Arbitration Act). This arbitration shall be administered by AAA in accordance with its Commercial Arbitration Rules (the "Rules"). The situs of the arbitration shall be Jackson, Mississippi unless otherwise mutually agreed by the parties. The arbitration shall be expedited such that, unless the parties otherwise agree or unless necessary to allow the parties to gather and exchange appropriate documentary or other evidence or information, (a) the panel shall be selected within 30 days following the filing of the Notice of Claim with AAA, (b) the hearing shall commence within 45 days following the filing of the Notice of Claim, (c) the hearing shall be continued as expeditiously as possible until concluded and (d) the award shall be rendered within 10 days following the conclusion of the hearing. If the claim or controversy arising from this Agreement is greater than Five Hundred Thousand Dollars ($500,000) either party hereto shall have the right to proceed judicially and shall not be required to arbitrate.

                 (iv) Number and Qualification of Arbitrators. The arbitration shall be conducted before and decided by a panel of two arbitrators. Each shall be an attorney licensed to practice law in any of the United States, having been admitted to practice for no fewer than fifteen years.

                 (v) Remedies and Choice of Law. The arbitrators shall have authority to award any remedy or relief that a court of the State of Mississippi could award or grant, including, without limitation, specific performance of any obligations created under this Agreement; provided however, that the arbitrators shall not have the authority to award punitive damages against either party.

                 (vi) Fees and Expenses. The arbitrators shall have the authority to award to the prevailing party, if any, as determined by the arbitrators, all of its costs and fees, in such amounts as the arbitrators deem just. "Costs and Fees" mean all reasonable pre-award expenses of the arbitration, including the arbitrators' fees, administrative fees, travel expenses, other out-of-pocket expenses, witness (including expert witness) fees and expenses and attorneys' fees and expenses.

                 (vii) Finality and Enforcement. Any award rendered by the arbitrators shall be final, binding and conclusive. The parties hereby agree to submit to the personal jurisdiction of the courts of the State of Mississippi for the enforcement of the award. The award may also be enforced in any other court of competent jurisdiction.

         11. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties with respect to its subject matter and supersedes all prior written or oral agreements or understandings with respect to the subject matter.

         In witness whereof, the parties have executed this agreement at Jackson, Mississippi the day and year first above written.



                                        DEPOSIT GUARANTY CORP.


                                        By:
                                           ------------------------------------

                                        Title:
                                              ---------------------------------





                                        --------------------------------------
                                        ARLEN L. MCDONALD

                    CHANGE OF CONTROL TERMINATION AGREEMENT

         This Change of Control Termination Agreement (the "Agreement") is entered into on _________________, 1997, between Deposit Guaranty Corp., a Mississippi corporation, with its principal place of business located at 210 East Capitol Street, Jackson, Mississippi 39201, (the "Corporation") and
W. Stan Pratt of 107 Overlook Place, Madison, Mississippi 39110 ("Employee").

                                  WITNESSETH:

         WHEREAS, the Corporation considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Corporation (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control may exist. This possibility, and the uncertainty and questions that it may raise among key management, may result in the departure or distraction of key management personnel to the detriment of the Corporation and its stockholders; and

         WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key members of the Corporation's management, including Employee, to the assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Corporation; and

         WHEREAS, to induce Employee to remain in the employ of the Corporation, and in consideration of Employee's agreement set forth below, the Corporation agrees that Employee shall receive the severance benefits set forth in this Agreement in the event Employee's employment with the Corporation is terminated subsequent to a "change in control of the Corporation" (as defined in Section 2 below) under the circumstances described below. This Agreement is meant to supersede any other specific written agreements that may have been entered into between Employee and the Corporation concerning the consequences of any termination of Employee's employment.

         THEREFORE, in consideration of Employee's continued employment and the parties' agreement to be bound by the terms contained in this Agreement, the parties agree as follows:

         1. TERM OF AGREEMENT. This Agreement shall commence on January 1, 1997, and shall continue in effect through December 31, 1997. However, commencing on December 31, 1997, and each December 31 afterwards, the term of this Agreement shall automatically be extended for 1 additional year unless, no later than the preceding November 1, the Corporation shall have given notice that it does not wish to extend this Agreement. If a change in control of the Corporation shall have occurred during the original or any extended term of this Agreement, this Agreement shall continue in effect for a period of 36 months beyond the month in which the change in control occurred. Notwithstanding the foregoing, and provided no change of control shall have occurred, this Agreement shall automatically terminate on the earlier to occur of (i) Employee's termination of employment with the Corporation, or (ii) the Corporation's furnishing Employee with notice of termination, irrespective of the effective date of the termination.

         2. CHANGE IN CONTROL. No benefits shall be payable under this Agreement unless there shall have been a change in control of the Corporation, as set forth below. For purposes of this Agreement, a "change in control of the Corporation" shall mean a change of control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Corporation is in fact required to comply with that regulation, provided that, without limitation, such a change in control shall be deemed to have occurred if (A) any "person" (as that term is used in Section 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities; (B) during any period of 2 consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of the period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clauses (A) or (D) of this Section) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority; (C) the Corporation enters into an agreement, the consummation of which would result in the occurrence of a change in control of the Corporation; or (D) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior to it continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after the merger or consolidation, or the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

         3. TERMINATION FOLLOWING CHANGE IN CONTROL. If any of the events described in Section 2 above constituting a change in control of the Corporation shall have occurred, Employee shall be entitled to the benefits provided in Subsection 4(iii) below on the termination of Employee's employment during the 36 months following a Change of Control, unless the termination is
(A) because of Employee's death, Inability to Perform or Retirement, (B) by the Corporation for Cause or (C) by Employee other than for Good Reason.

                 (i) INABILITY TO PERFORM; RETIREMENT. If, as a result of Employee's incapacity due to physical or mental illness, Employee shall have been absent from the full-time performance of his duties with the Corporation for 6 consecutive months, and within 30 days after written notice of termination is given Employee has not returned to the full-time performance of Employee's duties, Employee's employment may be terminated for "inability to perform the essential functions of his employment." Termination by the Corporation or by Employee of Employee's employment based on "Retirement" shall mean termination in accordance with the Corporation's retirement policy, including early retirement, generally applicable to its salaried employees or in accordance with any retirement arrangement established with Employee's consent.

                 (ii) CAUSE. Termination by the Corporation for "Cause" shall mean termination on (A) the willful and continued failure by Employee to substantially perform Employee's duties with the Corporation (other than any such failure resulting from Employee's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance by Employee of a Notice of Termination for Good Reason as defined in Subsections 3(iv) and 3(iii), respectively) after a written demand for substantial performance is delivered to Employee by the Board, specifically identifying the manner in which the Board believes that Employee has not substantially performed his duties; or (B) willful misconduct by the Employee clearly contrary to the interests of the Corporation. Employee may be terminated for Cause only upon delivery to Employee of a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to Employee and an opportunity for Employee, together with Employee's counsel, to be heard before the Board), finding that in the good faith opinion of the board Employee was guilty of conduct set forth above in either clause (A) or (B) of the first sentence of this Subsection.

                 (iii) GOOD REASON. Employee shall be entitled to terminate his employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without Employee's express written consent, the occurrence after a change in control of the Corporation of any of the following circumstances unless, in the case of paragraphs (A), (E), (F), (G), or (H), the circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination, as defined in Subsections 3(v) and 3(iv), respectively, given in respect to them:

                          (A) a material adverse alteration in the nature or status of Employee's responsibilities from those in effect immediately prior to the change in control of the Corporation;

                          (B) a reduction by the Corporation in Employee's annual base salary except for across-the-board salary reductions similarly affecting all key employees of the Corporation and all key employees of any person in control of the Corporation;

                          (C) relocation of Employee by Corporation to a location not within twenty-five (25) miles of his present office or job location, except for required travel on the Corporation's business to an extent substantially consistent with his present business travel obligations;

                          (D) the failure by the Corporation, without Employee's consent, to pay any part of Employee's current compensation, or to pay any part of an installment of deferred compensation under any deferred compensation program of the Corporation within 7 days of the date the compensation is due;

                          (E) the failure by the Corporation to continue in effect any bonus to which Employee is entitled, or any compensation plan in which he participates immediately prior to the change in control of the Corporation, including but not limited to the Corporation's Stock Option Plans, Executive Deferred Income Plan, Retirement Income Plan, Retirement Savings Plan, and Flexible Benefit Plan, or any substitute plans adopted prior to the change of control in the Corporation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to the plan, or the failure by the Corporation to continue Employee's participation in it (or in such substitute or alternative plan) on a basis not less favorable, both in terms of the amount of benefits provided and the level of his participation relative to other participants, as existed at the time of the change in control;

                          (F) the failure by the Corporation to continue to provide Employee with benefits substantially similar to those enjoyed by him under the Corporation's life insurance, medical, health and accident, or disability plans in which he was participating at the time of the change in control of the Corporation;

                          (G) the failure of the Corporation to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 5 of this Agreement; or

                          (H) any purported termination of Employee's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection (iv) below (and, if applicable, the requirements of Subsection (ii) above); for purposes of this Agreement, no such purported termination shall be effective.

          Employee's rights to terminate his employment pursuant to this Subsection shall not be affected by his incapacity due to physical or mental illness. Employee's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason under this Agreement. In the event Employee delivers Notice of Termination based on circumstances set forth in Paragraphs (A), (E), (F), (G), or (H) above, which are fully corrected prior to the Date of Termination set forth in said Notice of Termination, the Notice of Termination shall be deemed withdrawn and of no further force and effect.

                 (iv) NOTICE OF TERMINATION. Any purported termination of Employee's employment by the Corporation or by Employee shall be communicated by written Notice of Termination to the other party to this Agreement in accordance with Section 6 of this Agreement. For purpose of this Agreement, a "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied on, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the employment under the provision so indicated.

                 (v) DATE OF TERMINATION, ETC. "Date of Termination" shall mean (A) if Employee's employment is terminated for Inability to Perform, 30 days after Notice of Termination is given (provided that he shall not have returned to full-time performance of his duties during such 30-day period), and
(B) if Employee's employment is terminated pursuant to Subsection (ii) or (iii) above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to Subsection (ii) above shall not be less than 30 days, and in the case of a termination pursuant to Subsection (iii) above shall not be less than 15 nor more than 60 days, respectively, from the date the Notice of Termination is given). However, if within 15 days after any Notice of Termination is given, or , if later, prior to the Date of Termination (as determined without regard to this provision), the party receiving the Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order, or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal has expired and no appeal has been perfected). The Date of Termination shall be extended by a notice of dispute only if the notice is given in good faith and the party giving the notice pursues the resolution of the dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Corporation will continue to pay Employee his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue Employee as a participant in all compensation, benefit, and insurance plans in which he was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement except to the extent otherwise provided in subsection 4(iv).

         4. COMPENSATION ON TERMINATION OR DURING DISABILITY. Following a change in control of the Corporation, as defined by Section 2, on termination of Employee's employment or during a period of disability he shall be entitled to the following results:

                 (i) During any period that Employee fails to perform his full-time duties with the Corporation as a result of incapacity due to physical or mental illness, he shall continue to receive his base salary at the rate in effect at the commencement of any such period, together with all amounts payable to him under any compensation plan of the Corporation during the period, until this Agreement is terminated pursuant to Section 3(i) above. Thereafter, or in the event Employee's employment shall be terminated by the Corporation or by Employee for Retirement, or by reason of Employee's death, Employee's benefits shall be determined under the Corporation's retirement, insurance, and other compensation programs then in effect in accordance with the terms of those programs.

                 (ii) If Employee's employment shall be terminated by the Corporation for Cause or by Employee other than for Good Reason, Disability, Death, or Retirement, the Corporation shall pay

Employee his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts and benefits to which Employee is entitled under any compensation plan of the Corporation at the time the payments are due.

                 (iii) If within thirty-six (36) months following a Change of Control Employee's employment by the Corporation shall be terminated (a) by the Corporation other than for Cause, Retirement or Inability to Perform, or (b) by Employee for Good Reason, then Employee shall be entitled to the benefits provided below:

                          (A) The Corporation shall pay Employee his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts and benefits to which he is entitled under any compensation plan of the Corporation, at the time the payments are due, except as otherwise provided below.

                          (B) The Corporation also shall pay as severance pay to Employee a lump sum severance payment (together with the payments provided in paragraphs C and D, below, the "Severance Payments") equal to three (3) times the Employee's annual base salary in effect immediately prior to the occurrence of the circumstance giving rise to the Notice of Termination , plus three (3) times the Employee's average annual bonus for the last three years.

                          (C) The Corporation also shall pay Employee any deferred compensation, including, but not limited to deferred bonuses, allocated or credited to Employee or Employee's account as of the Date of Termination. Payments made pursuant to the Executives Deferred Income Plan shall be made as provided by said Plan and shall not be deemed to be modified by the terms of this Agreement.

                          (D) Any outstanding options to purchase shares of Common Stock of the Corporation which are held by Employee under the Corporation's Stock Option Plans shall be exercisable in accordance with the terms of the Stock Based Long Term Incentive Plan II.

                          (E) The Corporation shall provide medical insurance benefits to Employee for three (3) years from Date of Termination or until Employee secures employment with another company providing similar welfare benefits. The Corporation will pay for such benefits in the same manner as in existence on the Date of Termination.

                          (F)     The payments provided for in Paragraphs (A),
         (B), and (C) above, shall be made no later than the fifth day following the Date of Termination. However, if the amounts of the payment cannot be finally determined on or before that day, the Corporation shall pay Employee an estimate, as determined in good faith by the Corporation, of the minimum amount of such payments and shall pay the remainder of those payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount can be determined but in no event later than the 30th day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, the excess shall constitute a loan by the Corporation repayable on the 5th day after demand by the Corporation (together with interest at the rate provided in Section 1274(b)(2)(B) of the
         Code).

                 (iv) In the event that Employee is a "disqualified individual" within the meaning of Section 280G of the Code, the parties expressly agree that the payments described in this Section 4 and all other payments to Employee under any other agreements or arrangements with any persons that constitute "parachute payments" within the meaning of Section 280G of the Code are collectively subject to an overall maximum limit. The maximum limit shall be One Dollar ($1.00) less than the aggregate amount that would otherwise cause any such payments to be considered a "parachute payment" within the meaning of Section 280G of the Code, as determined by the Corporation. Accordingly, to the extent that the payments would be considered a "parachute payment" with respect to Employee, then the portions of such payments shall be reduced or eliminated in the following order until the remaining change of control termination payments with respect to Employee is within the maximum described in this Subsection (iv):

                          (A)     First, any cash payment to Employee;

                          (B) Second, any change of control termination payments not described in this Agreement; and

                          (C)     Third, any forgiveness of Employee
         indebtedness to the Corporation.

         Employee expressly and irrevocably waives any and all rights to receive any change in control termination payments that exceed the maximum limit described in this Subsection (iv).

                 (v) Employee shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by Employee as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by Employee to the Corporation, or otherwise except as specifically provided in this Section 4.

                 (vi) In addition to all other amounts payable to Employee under this Section 4, Employee shall be entitled to receive all benefits payable to Employee under the Corporation's Retirement Savings Plan, its Retirement Income Plan, the Executives' Deferred Income Plan and any other plan or agreement relating to retirement benefits.

                 (vii) Notwithstanding any other provisions of this Agreement, no payments shall be made hereunder by Corporation which would be in violation of any law or regulation applicable to Corporation, including, without limitation, the provisions of Part 359 of Title 12, Code of Federal Regulations, it being understood and agreed that Corporation's obligations hereunder shall not exceed any valid limits imposed by a regulatory body.

         5. SUCCESSORS; BINDING AGREEMENT. (i) The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Corporation to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place. Failure of the Corporation to obtain the assumption and agreement prior to the effectiveness of any succession shall be a breach of this Agreement and shall entitle Employee to compensation from the Corporation in the same amount and on the same terms as Employee would have been entitled to under this Agreement if Employee had terminated his employment for Good Reason following a change in control of the Corporation, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Corporation" shall mean the Corporation as defined above and any successor to its business and/or assets that assumes and agrees to perform this Agreement by operation of law, or otherwise.

                 (ii) This Agreement shall inure to the benefit of and be enforceable by Employee's personal or legal representatives, executors, administrators, heirs, distributees, and legatees. If Employee should die while any amount would still be payable to Employee, all such amounts, unless otherwise provided in this Agreement, shall be paid in accordance with the terms of this Agreement to Employee's legatee or other designee or, if there is no such designee, to Employee's estate.

         6. NOTICE. For the purpose of this Agreement, all notices and other communications provided for in the Agreement shall be in writing and shall be deemed to have been fully given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Corporation shall be directed to the attention of the Board with a copy to the Secretary of the Corporation, or to such other address as either party may have furnished to the other in writing in accordance with this Agreement, except that notice of a change of address shall be effective only on receipt.

         7. MISCELLANEOUS. No provision of this Agreement may be modified, waived, or discharged unless the waiver, modification, or discharge is agreed to in writing and signed by Employee and such officer as may be specifically designated by the Board. No waiver by either party to this Agreement at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter of this Agreement have been made by either party that are not expressly set forth in this Agreement. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Mississippi. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for shall be paid net of any applicable withholding or deduction required under federal, state, or local law. The obligations of the Corporation under Section 4 shall survive the expiration of the term of this Agreement.

         8. VALIDITY. The invalidity or enforceability of any provision of this Agreement shall not affect the validity or unenforceability of any other provision of this Agreement, which shall remain in full force and effect.

         9. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         10. DISPUTES. Any dispute or controversy arising under or in connection with this Agreement (a "Dispute") shall be resolved as follows:

                 (i) Negotiation. In the event of a Dispute, the parties shall use their best efforts to settle such dispute through informal negotiations. To this effect, they shall consult and negotiate with each other, in good faith and, recognizing their mutual interests, attempt to reach a just and equitable solution satisfactory to both parties. If they do not reach such solution within a period of thirty
         (30) days from the date one party first
         notifies in writing another of the claim(s) giving rise to the Dispute, then upon written notice by either party to the other, the Dispute shall be submitted to mediation as set forth below.

                 (ii) Mediation. If such Dispute cannot be settled through negotiation within such thirty (30) day period, the parties agree to then endeavor to settle the Dispute in an amicable manner by mediation administered by the American Arbitration Association ("AAA") under its Commercial Mediation Rules. Such mediation shall occur in Jackson, Mississippi before a mediator who is skilled in mediating commercial disputes. AAA shall appoint a mediator meeting the qualifications set out above. Such mediation shall consist of no more than two sessions occurring within the twenty (20) days first following the end of the negotiation period referred to above. Thereafter, any unresolved Dispute shall be settled by arbitration in the manner set forth below. The mediator cannot serve as an arbitrator.

                 (iii) Arbitration. Any Dispute which remains unresolved following mediation shall be submitted to binding arbitration in accordance with Title 9 of the United States Code (United States Arbitration Act). This arbitration shall be administered by AAA in accordance with its Commercial Arbitration Rules (the "Rules"). The situs of the arbitration shall be Jackson, Mississippi unless otherwise mutually agreed by the parties. The arbitration shall be expedited such that, unless the parties otherwise agree or unless necessary to allow the parties to gather and exchange appropriate documentary or other evidence or information, (a) the panel shall be selected within 30 days following the filing of the Notice of Claim with AAA, (b) the hearing shall commence within 45 days following the filing of the Notice of Claim, (c) the hearing shall be continued as expeditiously as possible until concluded and (d) the award shall be rendered within 10 days following the conclusion of the hearing. If the claim or controversy arising from this Agreement is greater than Five Hundred Thousand Dollars ($500,000) either party hereto shall have the right to proceed judicially and shall not be required to arbitrate.

                 (iv) Number and Qualification of Arbitrators. The arbitration shall be conducted before and decided by a panel of two arbitrators. Each shall be an attorney licensed to practice law in any of the United States, having been admitted to practice for no fewer than fifteen years.

                 (v) Remedies and Choice of Law. The arbitrators shall have authority to award any remedy or relief that a court of the State of Mississippi could award or grant, including, without limitation, specific performance of any obligations created under this Agreement; provided however, that the arbitrators shall not have the authority to award punitive damages against either party.

                 (vi) Fees and Expenses. The arbitrators shall have the authority to award to the prevailing party, if any, as determined by the arbitrators, all of its costs and fees, in such amounts as the arbitrators deem just. "Costs and Fees" mean all reasonable pre-award expenses of the arbitration, including the arbitrators' fees, administrative fees, travel expenses, other out-of-pocket expenses, witness (including expert witness) fees and expenses and attorneys' fees and expenses.

                 (vii) Finality and Enforcement. Any award rendered by the arbitrators shall be final, binding and conclusive. The parties hereby agree to submit to the personal jurisdiction of the courts of the State of Mississippi for the enforcement of the award. The award may also be enforced in any other court of competent jurisdiction.

         11. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties with respect to its subject matter and supersedes all prior written or oral agreements or understandings with respect to the subject matter.

         In witness whereof, the parties have executed this agreement at Jackson, Mississippi the day and year first above written.



                                        DEPOSIT GUARANTY CORP.


                                        By:
                                           ------------------------------------

                                        Title:
                                              ---------------------------------





                                        --------------------------------------
                                        W. STAN PRATT

                    CHANGE OF CONTROL TERMINATION AGREEMENT

         This Change of Control Termination Agreement (the "Agreement") is entered into on _________________, 1997, between Deposit Guaranty Corp., a Mississippi corporation, with its principal place of business located at 210 East Capitol Street, Jackson, Mississippi 39201, (the "Corporation") and E. B. Robinson of 3826 Redbud Road, Jackson, Mississippi 39211 ("Employee").

                                  WITNESSETH:

         WHEREAS, the Corporation considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Corporation (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control may exist. This possibility, and the uncertainty and questions that it may raise among key management, may result in the departure or distraction of key management personnel to the detriment of the Corporation and its stockholders; and

         WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key members of the Corporation's management, including Employee, to the assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Corporation; and

         WHEREAS, to induce Employee to remain in the employ of the Corporation, and in consideration of Employee's agreement set forth below, the Corporation agrees that Employee shall receive the severance benefits set forth in this Agreement in the event Employee's employment with the Corporation is terminated subsequent to a "change in control of the Corporation" (as defined in Section 2 below) under the circumstances described below. This Agreement is meant to supersede any other specific written agreements that may have been entered into between Employee and the Corporation concerning the consequences of any termination of Employee's employment.

         THEREFORE, in consideration of Employee's continued employment and the parties' agreement to be bound by the terms contained in this Agreement, the parties agree as follows:

         1. TERM OF AGREEMENT. This Agreement shall commence on January 1, 1997, and shall continue in effect through December 31, 1997. However, commencing on December 31, 1997, and each December 31 afterwards, the term of this Agreement shall automatically be extended for 1 additional year unless, no later than the preceding November 1, the Corporation shall have given notice that it does not wish to extend this Agreement. If a change in control of the Corporation shall have occurred during the original or any extended term of this Agreement, this Agreement shall continue in effect for a period of 36 months beyond the month in which the change in control occurred. Notwithstanding the foregoing, and provided no change of control shall have occurred, this Agreement shall automatically terminate on the earlier to occur of (i) Employee's termination of employment with the Corporation, or (ii) the Corporation's furnishing Employee with notice of termination, irrespective of the effective date of the termination.

         2. CHANGE IN CONTROL. No benefits shall be payable under this Agreement unless there shall have been a change in control of the Corporation, as set forth below. For purposes of this Agreement, a "change in control of the Corporation" shall mean a change of control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Corporation is in fact required to comply with that regulation, provided that, without limitation, such a change in control shall be deemed to have occurred if (A) any "person" (as that term is used in Section 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities; (B) during any period of

2 consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of the period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clauses (A) or (D) of this Section) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority; (C) the Corporation enters into an agreement, the consummation of which would result in the occurrence of a change in control of the Corporation; or (D) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior to it continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after the merger or consolidation, or the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

         3. TERMINATION FOLLOWING CHANGE IN CONTROL. If any of the events described in Section 2 above constituting a change in control of the Corporation shall have occurred, Employee shall be entitled to the benefits provided in Subsection 4(iii) below on the termination of Employee's employment during the 36 months following a Change of Control, unless the termination is
(A) because of Employee's death, Inability to Perform or Retirement, (B) by the Corporation for Cause or (C) by Employee other than for Good Reason.

                 (i) INABILITY TO PERFORM; RETIREMENT. If, as a result of Employee's incapacity due to physical or mental illness, Employee shall have been absent from the full-time performance of his duties with the Corporation for 6 consecutive months, and within 30 days after written notice of termination is given

Employee has not returned to the full-time performance of Employee's duties, Employee's employment may be terminated for "inability to perform the essential functions of his employment." Termination by the Corporation or by Employee of Employee's employment based on "Retirement" shall mean termination in accordance with the Corporation's retirement policy, including early retirement, generally applicable to its salaried employees or in accordance with any retirement arrangement established with Employee's consent.

                 (ii) CAUSE. Termination by the Corporation for "Cause" shall mean termination on (A) the willful and continued failure by Employee to substantially perform Employee's duties with the Corporation (other than any such failure resulting from Employee's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance by Employee of a Notice of Termination for Good Reason as defined in Subsections 3(iv) and 3(iii), respectively) after a written demand for substantial performance is delivered to Employee by the Board, specifically identifying the manner in which the Board believes that Employee has not substantially performed his duties; or (B) willful misconduct by the Employee clearly contrary to the interests of the Corporation. Employee may be terminated for Cause only upon delivery to Employee of a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to Employee and an opportunity for Employee, together with Employee's counsel, to be heard before the Board), finding that in the good faith opinion of the board Employee was guilty of conduct set forth above in either clause (A) or (B) of the first sentence of this Subsection.

                 (iii) GOOD REASON. Employee shall be entitled to terminate his employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without Employee's express written consent, the occurrence after a change in control of the Corporation of any of the following circumstances unless, in the case of paragraphs (A), (E), (F), (G), or (H), the circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination, as defined in Subsections 3(v) and 3(iv), respectively, given in respect to them:

                          (A) a material adverse alteration in the nature or status of Employee's responsibilities from those in effect immediately prior to the change in control of the Corporation;

                          (B) a reduction by the Corporation in Employee's annual base salary except for across-the-board salary reductions similarly affecting all key employees of the Corporation and all key employees of any person in control of the Corporation;

                          (C) relocation of Employee by Corporation to a location not within twenty-five (25) miles of his present office or job location, except for required travel on the Corporation's business to an extent substantially consistent with his present business travel obligations;

                          (D) the failure by the Corporation, without Employee's consent, to pay any part of Employee's current compensation, or to pay any part of an installment of deferred compensation under any deferred compensation program of the Corporation within 7 days of the date the compensation is due;

                          (E) the failure by the Corporation to continue in effect any bonus to which Employee is entitled, or any compensation plan in which he participates immediately prior to the change in control of the Corporation, including but not limited to the Corporation's Stock Option Plans, Executive Deferred Income Plan, Retirement Income Plan, Retirement Savings Plan, and Flexible Benefit Plan, or any substitute plans adopted prior to the change of control in the Corporation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to the plan, or the failure by the Corporation to continue Employee's participation in it (or in such substitute or alternative plan) on a basis not less favorable, both in terms of the amount of benefits provided and the level of his participation relative to other participants, as existed at the time of the change in control;

                          (F) the failure by the Corporation to continue to provide Employee with benefits substantially similar to those enjoyed by him under the Corporation's life insurance, medical, health and accident, or disability plans in which he was participating at the time of the change in control of the Corporation;

                          (G) the failure of the Corporation to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 5 of this Agreement; or

                          (H) any purported termination of Employee's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection (iv) below (and, if applicable, the requirements of Subsection (ii) above); for purposes of this Agreement, no such purported termination shall be effective.

          Employee's rights to terminate his employment pursuant to this Subsection shall not be affected by his incapacity due to physical or mental illness. Employee's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason under this Agreement. In the event Employee delivers Notice of Termination based on circumstances set forth in Paragraphs (A), (E), (F), (G), or (H) above, which are fully corrected prior to the Date of Termination set forth in said Notice of Termination, the Notice of Termination shall be deemed withdrawn and of no further force and effect.

                 (iv) NOTICE OF TERMINATION. Any purported termination of Employee's employment by the Corporation or by Employee shall be communicated by written Notice of Termination to the other party to this Agreement in accordance with Section 6 of this Agreement. For purpose of this Agreement, a "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied on, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the employment under the provision so indicated.

           (v) DATE OF TERMINATION, ETC. "Date of Termination" shall mean (A) if Employee's employment is terminated for Inability to Perform, 30 days after Notice of Termination is given (provided that he shall not have returned to full-time performance of his duties during such 30-day period), and
(B) if Employee's employment is terminated pursuant to Subsection (ii) or (iii) above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to Subsection (ii) above shall not be less than 30 days, and in the case of a termination pursuant to Subsection (iii) above shall not be less than 15 nor more than 60 days, respectively, from the date the Notice of Termination is given). However, if within 15 days after any Notice of Termination is given, or , if later, prior to the Date of Termination (as determined without regard to this provision), the party receiving the Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order, or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal has expired and no appeal has been perfected). The Date of Termination shall be extended by a notice of dispute only if the notice is given in good faith and the party giving the notice pursues the resolution of the dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Corporation will continue to pay Employee his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue Employee as a participant in all compensation, benefit, and insurance plans in which he was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement except to the extent otherwise provided in subsection 4(iv).

         4. COMPENSATION ON TERMINATION OR DURING DISABILITY. Following a change in control of the Corporation, as defined by Section 2, on termination of Employee's employment or during a period of disability he shall be entitled to the following results:

                 (i) During any period that Employee fails to perform his full-time duties with the Corporation as a result of incapacity due to physical or mental illness, he shall continue to receive his base salary at the rate in effect at the commencement of any such period, together with all amounts payable to him under any compensation plan of the Corporation during the period, until this Agreement is terminated pursuant to Section 3(i) above. Thereafter, or in the event Employee's employment shall be terminated by the Corporation or by Employee for Retirement, or by reason of Employee's death, Employee's benefits shall be determined under the Corporation's retirement, insurance, and other compensation programs then in effect in accordance with the terms of those programs.

                 (ii) If Employee's employment shall be terminated by the Corporation for Cause or by Employee other than for Good Reason, Disability, Death, or Retirement, the Corporation shall pay
Employee his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts and benefits to which Employee is entitled under any compensation plan of the Corporation at the time the payments are due.

                 (iii) If within thirty-six (36) months following a Change of Control Employee's employment by the Corporation shall be terminated (a) by the Corporation other than for Cause, Retirement or Inability to Perform, or (b) by Employee for Good Reason, then Employee shall be entitled to the benefits provided below:

                          (A) The Corporation shall pay Employee his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts and benefits to which he is entitled under any compensation plan of the Corporation, at the time the payments are due, except as otherwise provided below.

                          (B) The Corporation also shall pay as severance pay to Employee a lump sum severance payment (together with the payments provided in paragraphs C and D, below, the

         "Severance Payments") equal to three (3) times the Employee's annual base salary in effect immediately prior to the occurrence of the circumstance giving rise to the Notice of Termination , plus three (3) times the Employee's average annual bonus for the last three years.

                          (C) The Corporation also shall pay Employee any deferred compensation, including, but not limited to deferred bonuses, allocated or credited to Employee or Employee's account as of the Date of Termination. Payments made pursuant to the Executives Deferred Income Plan shall be made as provided by said Plan and shall not be deemed to be modified by the terms of this Agreement.

                          (D) Any outstanding options to purchase shares of Common Stock of the Corporation which are held by Employee under the Corporation's Stock Option Plans shall be exercisable in accordance with the terms of the Stock Based Long Term Incentive Plan II.

                          (E) The Corporation shall provide medical insurance benefits to Employee for three (3) years from Date of Termination or until Employee secures employment with another company providing similar welfare benefits. The Corporation will pay for such benefits in the same manner as in existence on the Date of Termination.

                          (F)     The payments provided for in Paragraphs (A),
         (B), and (C) above, shall be made no later than the fifth day following the Date of Termination. However, if the amounts of the payment cannot be finally determined on or before that day, the Corporation shall pay Employee an estimate, as determined in good faith by the Corporation, of the minimum amount of such payments and shall pay the remainder of those payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount can be determined but in no event later than the 30th day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, the excess shall constitute a loan by the Corporation repayable on the 5th day after demand by the Corporation (together with interest at the rate provided in Section 1274(b)(2)(B) of the
         Code).

                 (iv) Employee shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by Employee as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by Employee to the Corporation, or otherwise except as specifically provided in this Section 4.

                 (v) In addition to all other amounts payable to Employee under this Section 4, Employee shall be entitled to receive all benefits payable to Employee under the

Corporation's Retirement Savings Plan, its Retirement Income Plan, the Executives' Deferred Income Plan and any other plan or agreement relating to retirement benefits.

                 (vi) Notwithstanding any other provisions of this Agreement, no payments shall be made hereunder by Corporation which would be in violation of any law or regulation applicable to Corporation, including, without limitation, the provisions of Part 359 of Title 12, Code of Federal Regulations, it being understood and agreed that Corporation's obligations hereunder shall not exceed any valid limits imposed by a regulatory body.


         5. CERTAIN ADDITIONAL PAYMENTS BY THE CORPORATION. Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by Employee or for Employee's benefit whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 5) (a "Payment") would be subject to the excise tax imposed by Section 499 of the Code or any interest or penalties are incurred by Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), payment (a "Gross-Up Payment") in an amount such that after payment by Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest or penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

         (a) Subject to the provisions of Section 5(c), all determinations required to be made under this Section 5, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by KPMG Peat Marwick, LLP, (the "Accounting Firm") which shall provide detailed supporting calculations both to the Corporation and Employee within 15 business days of the receipt of notice form Employee that there has been a Payment, or such earlier time as is requested by the Corporation. In the event that

Accounting Firm is serving as accountant or auditor for the individual, entity or group affecting the Change of Control, Employee shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Corporation. Any Gross-Up Payment, as determined pursuant to this Section 5, shall be paid by the Corporation to Employee within five days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by Employee, it shall not result in the imposition of a negligence or similar penalty. Any determination by the Accounting Firm shall be binding upon the corporation and Employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Corporation should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Corporation exhausts its remedies pursuant to Section 5(c) and Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shal determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Corporation to or for the benefit of Employee.

         (b) Employee will notify the Corporation in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Corporation of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after Employee is informed in writing of such claim and shall apprise the Corporation of the nature of such claim and the date on which such claim is requested to be paid. Employee will not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the corporation (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Corporation notifies Employee in writing prior to the expiration of such period that it desires to contest such claim, Employee will:

                 (i) give the Corporation any information reasonably requested by the Corporation relationg to such claim,

                 (ii) take such action in connection with contesting such claim as the Corporation shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Corporation.

                 (iii) cooperate with the corporation in good faith in order effectively to contest such claim, and

                 (iv) permit the Corporation to participate in any proceedings relating to such claim;

provided, however, that the Corporation shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold Employee harmless on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provision of this Section 5(c), the Corporation shall control all proceeding taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceeding, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct claim Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Employee agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Corporation shall determine; provided, however, that if the Corporation shall advance the amount of such payment to Employee, on an interest-free basis and shall indemnify and hold Employee harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance and further provided that any extension of the statute of limitations relating to payment of taxes for Employee's taxable year with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the corporation's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and Employee will be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

         (d) If, after the receipt by Employee of an amount advanced by the Corporation pursuant to Section 5(c), Employee becomes entitled to receive any refund with respect to such claim, Employee will (subject to the Corporation's complying with the requirements of Section 5(c) promptly pay to the Corporation the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by Employee of an amount advanced by the Corporation pursuant to Section 5(c), a determination is made the Employee will not be entitled to any refund with respect to such claim and the Corporation does not notify Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

         6. SUCCESSORS; BINDING AGREEMENT. (i) The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Corporation to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place. Failure of the Corporation to obtain the assumption and agreement prior to the effectiveness of any succession shall be a breach of this Agreement and shall entitle Employee to compensation from the Corporation in the same amount and on the same terms as Employee would have been entitled to under this Agreement if Employee had terminated his employment for Good Reason following a change in control of the Corporation, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Corporation" shall mean the Corporation as defined above and any successor to its business and/or assets that assumes and agrees to perform this Agreement by operation of law, or otherwise.

                 (ii) This Agreement shall inure to the benefit of and be enforceable by Employee's personal or legal representatives, executors, administrators, heirs, distributees, and legatees. If Employee should die while any amount would still be payable to Employee, all such amounts, unless otherwise provided in this Agreement, shall be paid in accordance with the terms of this Agreement to Employee's legatee or other designee or, if there is no such designee, to Employee's estate.

         7. NOTICE. For the purpose of this Agreement, all notices and other communications provided for in the Agreement shall be in writing and shall be deemed to have been fully given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Corporation shall be directed to the attention of the Board with a copy to the Secretary of the Corporation, or to such other address as either party may have furnished to the other in writing in accordance with this Agreement, except that notice of a change of address shall be effective only on receipt.

         8. MISCELLANEOUS. No provision of this Agreement may be modified, waived, or discharged unless the waiver, modification, or discharge is agreed to in writing and signed by Employee and such officer as may be specifically designated by the Board. No waiver by either party to this Agreement at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter of this Agreement have been made by either party that are not expressly set forth in this Agreement. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Mississippi. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for shall be paid net of any applicable withholding or deduction required under federal, state, or local law. The obligations of the Corporation under

Section 4 shall survive the expiration of the term of this Agreement.


         9. VALIDITY. The invalidity or enforceability of any provision of this Agreement shall not affect the validity or unenforceability of any other provision of this Agreement, which shall remain in full force and effect.

         10. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         11. DISPUTES. Any dispute or controversy arising under or in connection with this Agreement (a "Dispute") shall be resolved as follows:

                 (i) Negotiation. In the event of a Dispute, the parties shall use their best efforts to settle such dispute through informal negotiations. To this effect, they shall consult and negotiate with each other, in good faith and, recognizing their mutual interests, attempt to reach a just and equitable solution satisfactory to both parties. If they do not reach such solution within a period of thirty
         (30) days from the date one party first notifies in writing another of the claim(s) giving rise to the Dispute, then upon written notice by either party to the other, the Dispute shall be submitted to mediation as set forth below.

                 (ii) Mediation. If such Dispute cannot be settled through negotiation within such thirty (30) day period, the parties agree to then endeavor to settle the Dispute in an amicable manner by mediation administered by the American Arbitration Association ("AAA") under its Commercial Mediation Rules. Such mediation shall occur in Jackson, Mississippi before a mediator who is skilled in mediating commercial disputes. AAA shall appoint a mediator meeting the qualifications set out above. Such mediation shall consist of no more than two sessions occurring within the twenty (20) days first following the end of the negotiation period referred to above. Thereafter, any unresolved Dispute shall be settled by arbitration in the manner set forth below. The mediator cannot serve as an arbitrator.

                 (iii) Arbitration. Any Dispute which remains unresolved following mediation shall be submitted to binding arbitration in accordance with Title 9 of the United States Code (United States Arbitration Act). This arbitration shall be administered by AAA in accordance with its Commercial Arbitration Rules (the "Rules"). The situs of the arbitration shall be Jackson, Mississippi unless otherwise mutually agreed by the parties. The arbitration shall be expedited such that, unless the parties otherwise agree or unless necessary to allow the parties to gather and exchange appropriate documentary or other evidence or information, (a) the panel shall be selected within 30 days following the filing of the Notice of Claim with AAA, (b) the hearing shall commence within 45 days following the filing of the Notice of Claim, (c) the hearing shall be continued as expeditiously as possible until concluded and (d) the award shall be rendered within 10 days following the conclusion of the hearing. If the claim or controversy arising from this Agreement is greater than Five Hundred Thousand Dollars ($500,000) either party hereto shall have the right to proceed judicially and shall not be required to arbitrate.

                 (iv) Number and Qualification of Arbitrators. The arbitration shall be conducted before and decided by a panel of two arbitrators. Each shall be an attorney licensed to practice law in any of the United States, having been admitted to practice for no fewer than fifteen years.

                 (v) Remedies and Choice of Law. The arbitrators shall have authority to award any remedy or relief that a court of the State of Mississippi could award or grant, including, without limitation, specific performance of any obligations created under this Agreement; provided however, that the arbitrators shall not have the authority to award punitive damages against either party.

                 (vi) Fees and Expenses. The arbitrators shall have the authority to award to the prevailing party, if any, as determined by the arbitrators, all of its costs and fees, in such amounts as the arbitrators deem just. "Costs and Fees" mean all reasonable pre-award expenses of the arbitration, including the arbitrators' fees, administrative fees, travel expenses, other out-of-pocket expenses, witness (including expert witness) fees and expenses and attorneys' fees and expenses.

                 (vii) Finality and Enforcement. Any award rendered by the arbitrators shall be final, binding and conclusive. The parties hereby agree to submit to the personal jurisdiction of the courts of the State of Mississippi for the enforcement of the award. The award may also be enforced in any other court of competent jurisdiction.

         11. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties with respect to its subject matter and supersedes all prior written or oral agreements or understandings with respect to the subject matter.

         In witness whereof, the parties have executed this agreement at Jackson, Mississippi the day and year first above written.



                                        DEPOSIT GUARANTY CORP.


                                        By:
                                           ------------------------------------

                                        Title:
                                              ---------------------------------





                                        --------------------------------------
                                        E. B. Robinson